UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14 (c)
of the Securities Exchange Act of 1934
Check the appropriate Box:
☐	Preliminary Information Statement
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☒	Definitive Information Statement

VIKING SYSTEMS, INC.
(Name of Registrant As Specified In Its Charter)

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Contact Person: A. O. Headman, Jr., ESQ, Cohne Rappaport & Segal
257 East 200 South 7th Floor, Salt Lake City, UT 84111; Tel: 801-532-2666, Fax: 801-355-1813

VIKING SYSTEMS, INC.
4350 La Jolla Drive, Suite 900
San Diego, CA 92122

NOTICE OF ACTION TO BE TAKEN WITHOUT A STOCKHOLDERS’ MEETING

TO OUR STOCKHOLDERS:

Notice is hereby given that Viking Systems, Inc. plans to take certain corporate action pursuant to the written consent of our Board of Directors and the holder of a majority of our outstanding voting securities (“Majority Stockholder”). The action we plan to take is as follows:

(1) Increase the number of shares of common stock that we are authorized to issue from 150,000,000 to 200,000,000 (“Increased Capital Proposal”);

(2) Change our domicile from the State of Nevada to the State of Delaware through a reincorporation merger (“Reincorporation Proposal”); and

(3) Amend the Viking Systems, Inc. 2004 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance under the Plan from 7,500,000 to 8,600,000 (“Stock Plan Amendment Proposal”)

On May 22, 2006, our Board of Directors unanimously approved each of the above referenced Proposals. On May 22, 2006, the Majority Stockholder of Viking consented in writing to each of the above referenced Proposals. We anticipate that the Increased Capital Proposal will be effected through the reincorporation of Viking in the State of Delaware. If the reincorporation merger is not completed, the Increased Capital Proposal will be effected by amending our Articles of Incorporation in the State of Nevada.

The Board of Directors has fixed the close of business on May 22, 2006, as the Record Date for determining the stockholders entitled to notice of the foregoing.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN AND NO PROXY OR VOTE IS SOLICITED BY THIS NOTICE.

June 9, 2006

By Order of the Board of Directors

VIKING SYSTEMS, INC.
4350 La Jolla Drive, Suite 900
San Diego, CA 92122

INFORMATION STATEMENT
Dated June 9, 2006

This Information Statement is being provided to you by the
Board of Directors of Viking Systems, Inc.
_____________________
This Information Statement and the Notice of Action Taken Without a Stockholders’ Meeting (jointly, the “Information Statement”) is furnished by the Board of Directors of Viking Systems, Inc. (the “Company,” “We”, “Us”” or “Viking”), a Nevada corporation, to the holders of Viking’s common stock at May 22, 2006 (the “Record Date”) to provide information with respect to actions taken by the written consent of the Majority Stockholder. The Majority Stockholder approved by written consent the following proposals (collectively the “Proposals”):

(1) To increase the number of shares of common stock that we are authorized to issue from 150,000,000 to 200,000,000 (“Increased Capital Proposal”);

(2) To change our domicile from the State of Nevada to the State of Delaware through a reincorporation merger (“Reincorporation Proposal”); and

(3) To amend the Viking Systems, Inc. 2004 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance under the Plan from 7,500,000 to 8,600,000 (“Stock Plan Amendment Proposal”).

Our Board of Directors decided to obtain written consent of the Majority Stockholder in order to avoid the costs and management time required to hold a special meeting of stockholders. All required corporate approvals of the Proposals have been obtained, subject to furnishing this notice and 20 days elapsing from the date of this notice. This Information Statement is furnished solely for the purpose of informing stockholders of this corporate action in the manner required by Rule 14c-2(b) under the Securities Exchange Act of 1934, as amended.

We anticipate that the Increased Capital proposals will be effected in connection with the Reincorporation Merger. If for any reason the reincorporation merger is not completed, the Increased Capital Proposal will be effected through an amendment to our Articles of Incorporation and filed with the Office of the Nevada Secretary of State.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER’S MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

We have asked brokers and other custodians, nominees, and fiduciaries to forward this Information Statement to the beneficial owners of our common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

INTEREST OF CERTAIN PERSONS IN FAVOR OF OR OPPOSITION
TO MATTERS ACTED UPON

We are not aware of any interest that would be substantially affected through the adoption of the Proposals whether adversely or otherwise.

VOTING SECURITIES

As of the Record Date, Viking’s authorized capitalization consisted of 150,000,000 shares of common stock, par value $.001 per share, and 25,000,000 shares of preferred stock, par value $.001 per share. At the Record Date, we had 35,418,550 shares of common stock issued and outstanding. Subsequent to May 22, 2006, Viking issued 26,388,889 shares of its common stock in connection with the conversion of certain convertible notes and 8,000 shares of Series B Preferred Stock.

Each share of common stock entitles its holder to one vote on each matter submitted to the stockholders. However, as a result of the voting rights of Donald Tucker, a common stockholder who voted in favor of each of the Proposals by written consent, no other stockholder consents will be solicited in connection with this Information Statement. At the Record Date Mr. Tucker owned approximately 76.6% of the total shares of Viking common stock then issued and outstanding.

BACKGROUND

Viking designs, manufactures, and markets FDA cleared, high-performance laparoscopic vision systems. Viking’s primary product is the EndoSite 3Di Digital Vision System, an advanced three dimensional vision system used by surgeons for complex, minimally invasive laparoscopic surgery, with an initial focus on applications in urology, bariatrics, and laparoscopic gynecology. Viking also manufactures advanced two dimensional digital cameras that are sold through strategic partner and OEM programs.

PROPOSAL TO INCREASE AUTHORIZED COMMON STOCK

General

Our Board of Directors has unanimously approved a proposal to increase the number of shares of common stock that we are authorized to issue from 150,000,000 to 200,000,000. Our Board of Directors has proposed that the Increased Capital Proposal be effected through the Reincorporation Merger described below. If for any reason the Reincorporation Merger is not completed, the Board has proposed that the Increased Capital Proposal be effected by amending our Articles of Incorporation. Our Board has recommended to our Majority Stockholder that he vote in favor of the Increased Capital Proposal and our Majority Stockholder has voted in favor of the Increased Capital Proposal. The vote of our Majority Stockholder was obtained by written consent.

Consent Required

Approval of the Increased Capital Proposal, either through the Reincorporation Merger or through an amendment to our Articles of Incorporation, requires the consent of the holders of a majority of the outstanding voting shares. As of the Record Date, Majority Stockholder beneficially owned 27,121,150 shares of our common stock representing approximately 76.6% of the votes that could be cast by the holders of our outstanding voting shares as of the Record Date. The Majority Stockholder has given his written consent to this Increased Capital Proposal, and accordingly, the requisite stockholder approval of this Proposal was obtained by the execution of the Majority Stockholder’s written consent in favor of the Increased Capital Proposal.

Reason for Increase

Our Amended Articles of Incorporation currently authorize the issuance of 150,000,000 shares of common stock. As of the close of business on the Record Date, 35,418,550 shares of Common Stock were issued and outstanding. Additionally, we had (i) 44,444,444 shares reserved for issuance upon the conversion of outstanding Series B Preferred Stock, (ii) 26,388,889 shares reserved for issuance upon conversion of convertible notes and (iii) 31,476,389 shares reserved for issuance upon the exercise of outstanding options and warrants. If all shares reserved for issuance upon the conversion of Series B Preferred Stock, the conversion of convertible notes or upon exercise of outstanding warrants and options were also counted, we would have a total of 143,417,606 shares of common stock issued and outstanding. In such event, we would have a limited number of shares available for future financing needs, future acquisitions, and or for us pursuant to our 2004 Stock Incentive Plan.

The Board believes that the proposed increase to 200,000,000 authorized shares of common stock is desirable so that, as the need may arise, we will have the flexibility to issue shares of common stock without additional expense or delay in connection with possible future stock splits, equity financings, future opportunities for expanding Viking’s business through investments or acquisitions, management incentive and employee benefit plans, and for other general corporate purposes. As of the date of this Information Statement, the Board of Directors has not taken any action to issue the additional authorized shares for any such purposes except for the adoption of stock incentive plans.

Each additional share of common stock authorized will have the same rights and privileges as each share of common stock currently authorized.

The holders of common stock have no preemptive rights. Authorized but unissued shares of common stock may be issued at such times, for such purposes, and for such consideration as the Board of Directors may determine to be appropriate without further authority from the stockholders, except as otherwise required by contracts to which we are a party, applicable law or stock exchange policies.

The Increased Capital Proposal will result in a greater number of shares of common stock available for issuance. Stockholders could therefore experience a reduction in their stockholders’ interest with respect to earnings per share, voting, liquidation value, and book and market value per share if the additional authorized shares are issued other than through a proportional issuance such as a stock split or stock dividend.

Possible Effects of the Proposed Amendment to the Certificate of Incorporation

The issuance of additional shares of common stock could have a dilutive effect on a stockholder’s voting power. Although an increase in the authorized number of shares of common stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination with another company), the Company is not proposing to amend the Certificate of Incorporation in response to any effort to accumulate stock or to obtain control of the Company by means of a merger, tender offer, or solicitation in opposition to management. Furthermore, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to the Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change control of Viking.

No Rights of Appraisal

Under applicable Nevada corporation law, dissenting stockholders are not entitled to appraisal rights with respect to the Increased Capital Proposal and we will not independently provide our stockholders with any such right.

PROPOSAL TO REINCORPORATE IN DELAWARE

In May 2006, we raised additional capital pursuant to the sale and issuance of shares of our Series B Preferred Stock. Pursuant to our agreement with the purchasers of our Series B Preferred Stock, and for the reasons set forth below, the Board of Directors has recommended to the Majority Stockholder that we change the state of incorporation of Viking from Nevada to Delaware. In proposing the reincorporation, the Board has purposefully drafted the proposed certificate of incorporation and the proposed bylaws to include provisions commonly maintained by companies incorporated in Delaware and friendly to stockholders to maximize management efficiency, maximize value for Viking, and preserve stockholder rights.

Stockholders are urged to read carefully the following sections of this Information statement, including the related appendices. Throughout this Information Statement, the term “Viking Nevada” refers to the existing Nevada corporation and the term “Viking Delaware” refers to a wholly-owned Delaware subsidiary of Viking Nevada and the proposed successor to Viking Nevada.

Consent Required

Approval of the Reincorporation Proposal required the consent of the holders of a majority of the outstanding voting shares. As of the Record Date, Majority Stockholder beneficially owned 27,121,150 shares of our common stock representing approximately 76.6% of the votes that could be cast by the holders of our outstanding voting shares as of the Record Date. The Majority Stockholder has given his written consent to this Reincorporation Proposal and accordingly, the requisite stockholder approval of this Proposal was obtained by the execution of the Majority Stockholder’s written consent in favor of the Proposal.

Principal Reasons for Reincorporation

We have recently issued shares of our Series B Preferred Stock in a private financing transaction. Pursuant to the terms and conditions of the Stock Purchase Agreement executed as part of such transaction, we are required to change our domicile from the State of Nevada to the State of Delaware. Our Board of Directors believes that in addition to our agreement to change our domicile to Delaware, there are advantages to Viking that will arise as a result of a change of domicile to Delaware. Further, our Board of Directors believes that any direct benefit that Delaware law provides to a corporation also indirectly benefits the stockholders, who are the owners of the corporation. The Board believes that there are several reasons why a reincorporation in Delaware is in the best interests of Viking and its stockholders. As explained in more detail below, these reasons can be summarized as follows:

Prominence, Predictability, and Flexibility of Delaware Law. For many years Delaware has followed a policy of encouraging incorporation in its state and, in furtherance of that policy, has been a leader in adopting, construing, and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by Viking. Because of Delaware’s prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated the ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

Well-Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and to the conduct of a corporation’s board of directors, such as under the business judgment rule and other standards. We believe that our stockholders will benefit from the well-established principles of corporate governance that Delaware law affords.

Increased Ability to Attract and Retain Qualified Directors. Both Nevada and Delaware law permit a corporation to include a provision in the charter to reduce or eliminate the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The frequency of claims and litigation pursued against directors and officers has greatly expanded the risks facing directors and officers of corporations in carrying out their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. We believe that, in general, Delaware law regarding a corporation’s ability to limit director liability is more developed and provides more guidance than Nevada law. As a result, we believe that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies in attracting and retaining new directors.

Viking has a relatively small market capitalization compared to many other publicly-traded companies, including companies in the industries in which Viking competes. In the view of the Board and the management, this results in Viking facing significant competition for qualified and experienced independent directors. The current corporate governance environment and the additional requirements under the Sarbanes-Oxley Act of 2002, SEC rules, and NASDAQ rules place a premium on publicly-traded corporations having experienced, independent directors. Accordingly, there is an increased demand for highly qualified independent directors. At the same time, the current environment has increased the scrutiny on director actions and the perception of increased liability of independent directors. As a result, the Board of Directors believes that fewer qualified persons are willing to serve as independent directors, particularly on boards of smaller public companies, and qualified directors are choosing to serve on fewer boards.

Although Viking has not yet experienced insurmountable difficulty in attracting and retaining experienced, qualified directors, as competition for qualified, independent directors increases, it is reasonable to expect that directors will choose to join or remain with boards of directors of corporations with the most favorable corporate environment. The Board of Directors believes that reincorporation in Delaware will enhance Viking’ ability to attract and retain directors. The vast majority of public corporations are domiciled in Delaware. Not only is Delaware law most familiar to directors, Delaware law provides, as noted above, greater flexibility, predictability, and responsiveness to corporate needs and, as noted below, more certainty regarding indemnification and limitation of liability of directors, all of which will enable the directors to act in the best interest of Viking. As a result, the Board of Directors believes that the more favorable corporate environment afforded by Delaware will enable Viking to compete more effectively with other public companies, many of which are already incorporated in Delaware, to retain Viking’ current directors and attract and retain new directors.

More Certainty Regarding Indemnification and Limitation of Liability for Directors. In general, both Nevada and Delaware permit a corporation to include a provision in its charter that reduces or limits the monetary liability of directors for breaches of fiduciary duties with certain exceptions further discussed in “Limitation of Liability; Compare and Contrast” below. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial and distracting to the directors and officers. The reduction of these risks to its directors and officers and the corresponding limitation on situations in which monetary damages can be recovered against directors may be important in allowing Viking to continue to attract and retain qualified directors. In addition, enhanced protection of directors is expected to reduce the extent to which directors, due to the threat of personal liability, are inhibited from making business decisions that, though entailing some degree of risk, are in the best interests of Viking and its stockholders. Viking believes that, in general, Delaware law provides greater protection to directors than Nevada law, and that Delaware case law regarding a corporation’s ability to limit director liability is better developed and provides more guidance than Nevada law. However, the stockholders should be aware that such protection and limitation of liability inure to the benefit of the directors, and the interest of the Board in recommending the reincorporation may therefore be in conflict with the interests of the stockholders. See“Indemnification and Limitation of Liability.”

Implementation of Reincorporation

The discussion contained in this Reincorporation Proposal is qualified in its entirety by reference to the form of Certificate of Incorporation of Viking Delaware, form of Bylaws of Viking Delaware, and form of Agreement and Plan of Merger (referred to as “the Merger Agreement”), copies of which are attached to this information statement as Appendices A, B, and C, respectively.

Viking Nevada’s capital stock consists of 150,000,000 authorized shares of common stock, $0.001 par value, of which 35,418,550 shares were issued and outstanding as of May 22, 2006, and 25,000,000 authorized shares of preferred stock, $0.001 par value, 8,000 of which has been designated as Series B Preferred Stock. On the effective date of the reincorporation, Viking Delaware will have the same number of outstanding shares of common stock and Series B Preferred Stock that Viking Nevada had outstanding immediately prior to the effective date of the reincorporation.

As a result of the approval of the Increased Capital Proposal by the Majority Stockholder, if the reincorporation is completed, Viking Delaware’s capital stock will consist of 200,000,000 authorized shares of common stock, $0.001 par value per share, and 25,000,000 shares of preferred stock, $0.001 par value per share, which will be consistent with maintaining adequate capitalization for the current needs of Viking. A total of 8,000 shares of the preferred stock of Viking Delaware will be designated as Series B Preferred Stock.

The Reincorporation Proposal will be effected by merging Viking Nevada into Viking Delaware (referred to as the Merger). Upon completion of the Merger, Viking Nevada will cease to exist and Viking Delaware will continue the business of Viking under the name “Viking Systems, Inc.” Pursuant to the Merger Agreement, upon the effective date of the Merger, (1) each outstanding share of Viking Nevada common stock, $0.001 par value, will be automatically converted into one share of Viking Delaware common stock, $0.001 par value; (2) each outstanding share Series B Preferred Stock of Viking Nevada will be automatically converted into one share of Series B Preferred Stock of Viking Delaware; and (3) each outstanding option or warrant to purchase Viking Nevada common stock will automatically be assumed by Viking Delaware, and it will represent an option or warrant to acquire shares of Viking Delaware common stock on the basis of one share of Viking Delaware common stock for each one share of Viking Nevada common stock and at an exercise price equal to the exercise price of the Viking Nevada option or warrant.

Each certificate representing issued and outstanding shares of Viking Nevada common stock will represent the same number of shares of common stock of Viking Delaware, respectively, into which such shares are converted by virtue of the Merger. In addition, each share of Series B Preferred Stock of Viking Nevada currently represented by such Certificate, will automatically convert to a share of Series B Preferred Stock of Viking Delaware represented by such certificate. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS OF VIKING NEVADA TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF VIKING DELAWARE. HOWEVER, STOCKHOLDERS MAY EXCHANGE THEIR CERTIFICATE IF THEY SO CHOOSE.

No Change Will Be Made in the Name, Business, or Physical Location of Viking

The Reincorporation Proposal will effect only a change in the legal domicile of Viking Nevada and other changes of a legal nature, certain of which are described in this Information statement. The reincorporation will NOT result in any significant change in the name, business, management, fiscal year, accounting, location of the principal executive offices, assets or liabilities of Viking Nevada. The current directors of Viking Nevada will continue as directors of Viking Delaware. All employee benefit plans of Viking Nevada will be continued by Viking Delaware. Stockholders should note that approval of the Reincorporation Proposal will also constitute approval of the assumption by Viking Delaware of the Stock Plans and the options and other rights to purchase Viking Nevada capital stock. Viking Nevada’s other employee benefit arrangements will also be continued by Viking Delaware upon the terms and subject to the conditions in effect prior to the Merger.

Prior to the Effective Date of the Merger, Viking will seek to obtain any requisite consents to the Merger from parties with whom it may have material contractual arrangements. Assuming such consents are obtained, Viking Nevada’s rights and obligations under such material contractual arrangements will continue and be assumed by Viking Delaware.

Anti-Takeover Implications

Delaware, like many other states, permits a corporation to adopt a number of measures through amendment of the corporate charter or bylaws or otherwise, which are designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. The Reincorporation Proposal is not being proposed to prevent an unsolicited takeover attempt, and the Board of Directors is not aware of any present hostile attempt by any person to acquire control of Viking, obtain representation on the Board of Directors or take any action that would materially affect the corporate governance of Viking.

The Certificate of Incorporation and Bylaws of Viking Delaware are substantially similar to the Articles of Incorporation and Bylaws of Viking Nevada.

Certain effects of the Reincorporation Proposal may be considered to have anti-takeover implications. Section 203 of the Delaware General Corporation Law, from which Viking Delaware does NOT intend to opt out, restricts certain “business combinations” with “interested stockholders” for three years following the date that a person becomes an interested stockholder, unless the Board of Directors approves the business combination. For a detailed discussion of Section 203 of the Delaware General Corporation Law, see “Significant Differences Between the Corporation Laws of Nevada and Delaware — Stockholder Approval of Certain Business Combinations.”

Stockholders should take note that there are certain provisions of the Certificate of Incorporation and Bylaws of Viking Delaware that may have the effect of inhibiting hostile takeovers and that exist in substantially the same form in the Articles of Incorporation and Bylaws of Viking Nevada. For example, both the Certificate of Incorporation of Viking Delaware and the Articles of Incorporation of Viking Nevada provide for blank check preferred stock, which allows the board to issue preferred stock with terms, provisions, and rights that make more difficult, and therefore less likely, a hostile takeover.

Opting out of Section 203 of the Delaware General Corporation Law would further minimize the ability of Viking Delaware’s Board and management to negotiate takeover bids to achieve maximum value for the corporation and its stockholders. If a significant percentage of Viking’ outstanding common stock is held by a small number of stockholders, these stockholders may be able to render the requisite level of stockholder approval with respect to a transaction with terms acceptable to such stockholders that affects all stockholders of Viking. For this reason, maintaining the ability of the Board and management to represent the interests of all stockholders in the negotiation of takeover transactions is particularly important.

The Board of Directors believes that unsolicited takeover attempts can seriously disrupt the business and management of a corporation and may be unfair or disadvantageous to the corporation and its stockholders because:

•	a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices;

•	a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids; and

•
a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation’s stock, without affording all stockholders the opportunity to receive the same economic benefits.

By contrast, board-approved transactions can be carefully planned and undertaken at an opportune time to obtain maximum value for the corporation and its stockholders, with due consideration to matters such as capturing the value from longer term strategies, the recognition or postponement of gain or loss for tax purposes or possible advantages from a tax-free reorganization, the management and business of the acquiring corporation, the underlying and long-term values of assets, the possibilities for alternative transactions on more favorable terms, anticipated favorable developments in the corporation’s business not yet reflected in the stock price, and equality of treatment of all stockholders.

Despite the belief of the Board of Directors as to the benefits of the Reincorporation Proposal to its stockholders, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt that is not approved by the Board of Directors, but which a majority of the stockholders may deem to be in their best interests or in which stockholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation Proposal, stockholders who might wish to participate in a tender offer may not hereafter have an opportunity to do so. In addition, to the extent that the Reincorporation Proposal enables the Board of Directors to resist a takeover or a change in control of Viking, the proposal could make it more difficult to change the existing Board of Directors and management.

Possible Disadvantages

Despite the unanimous belief of the Board of Directors that the Reincorporation Proposal is in the best interests of Viking Nevada and its stockholders, it should be noted that Delaware law has been criticized by some commentators on the grounds that it does not afford minority stockholders the same substantive rights and protections as are available in a number of other states. It should be noted that the interests of the Board of Directors, management, and affiliated stockholders in connection with the Reincorporation Proposal may not be the same as those of unaffiliated stockholders. For a comparison of stockholders’ rights and the powers of management under Delaware and Nevada law, see “Significant Difference in the Charters and Bylaws of Viking Nevada and Viking Delaware” and “Significant Differences Between the Corporation Laws of Nevada and Delaware.”

Significant Difference in the Charters and Bylaws of Viking Nevada and Viking Delaware

With certain exceptions, the provisions of the Viking Delaware Certificate of Incorporation and Bylaws are similar to those of the Viking Nevada Articles of Incorporation and Bylaws. However, the Reincorporation Proposal includes the implementation of certain provisions in the Viking Delaware Certificate of Incorporation and Bylaws that may alter the rights of stockholders and the powers of management and reduce stockholder participation in certain important corporate decisions. These provisions may have anti-takeover implications and are described in detail above.

Approval by the Majority Stockholder of the Reincorporation Proposal constituted an approval of the inclusion in the Viking Delaware Certificate of Incorporation and Bylaws of each of the provisions described below. In addition, certain other changes altering the rights of stockholders and powers of management could be implemented in the future by amendment of the Certificate of Incorporation following stockholder approval and certain such changes could be implemented by amendment of the Bylaws of Viking Delaware without stockholder approval. For a discussion of such changes, see “Significant Differences Between the Corporation Laws of Nevada and Delaware.” This discussion of the Certificate of Incorporation and Bylaws of Viking Delaware is qualified by reference to Appendices A and B, attached to this information statement.

Change in Number of Directors. Delaware and Nevada law permits corporations to provide in their certificate of incorporation that their boards of directors are empowered to change the authorized number of directors by amendment to the bylaws or in the manner provided in the bylaws, unless the number of directors is fixed in the certificate of incorporation, in which case a change in the number of directors may be made only by amendment to the certificate of incorporation.

The Articles of Incorporation and Bylaws of Viking Nevada provide for not less than three nor more than nine directors and permit the exact number to be fixed within that range by the Board or the stockholders. Accordingly, if more than nine directors were desired, the Articles of Incorporation of Viking Nevada must be amended to increase the number of directors. The Certificate of Incorporation of Viking Delaware does not limit the number of directors. The Bylaws of Viking Delaware limits the number of directors to 9. The number of directors of Viking Delaware could be increased by an amendment to the Bylaws without amending the Certificate of Incorporation. The Bylaws of Viking Delaware can be amended by board resolution without stockholder approval. Accordingly, the board of directors of Viking Delaware can increase the size of the Board of Directors to a number greater than nine, whereas the board of directors of Viking Nevada would need stockholder approval to amend the Articles of Incorporation of Viking Nevada to increase the number of directors to a number greater than nine.

Cumulative Voting. Under Delaware and Nevada law, cumulative voting may be authorized in the certificate of incorporation. Neither the Articles of Incorporation of Viking Nevada nor the Certificate of Incorporation of Viking Delaware provide for cumulative voting, and stockholders will not be able to call for cumulative voting for directors.

In an election of directors under cumulative voting, each share of voting stock is entitled to vote the number of votes to which such share would normally be entitled, multiplied by the number of directors to be elected. A stockholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the stockholder may choose. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board. Without cumulative voting, the holders of a majority of the shares present at an annual meeting would have the power to elect all the directors to be elected at that meeting, and no person could be elected without the support of a majority of the stockholders voting. Without cumulative voting, any director, or the entire board of directors of a corporation, may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors.

Filling Vacancies on the Board of Directors. Under Nevada law, any vacancy on the board of directors other than one created by removal of a director may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if authorized by a corporation’s articles of incorporation or by a bylaw approved by the corporation’s stockholders. Viking Nevada’s Bylaws authorize directors to fill vacancies created by removal of a director by the stockholders or court order.

Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the Certificate of Incorporation or Bylaws. The Certificate of Incorporation and Bylaws of Viking Delaware permit any such vacancies, including vacancies created by removal, to be filled by a majority of the Board of Directors, even if less than a quorum, or by a sole remaining director.

Stockholder Proposal Notice Provisions. There is no specific statutory requirement under Nevada or Delaware law with regard to advance notice of director nominations and stockholder proposals. Absent a bylaw restriction, director nominations and stockholder proposals are subject to federal securities laws, which generally provide that any stockholder proposals that the proponent wishes to include in Viking’s proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the information statement was released in connection with the previous year’s annual meeting.

Viking Nevada Bylaws are silent regarding notice requirements for director nominations and stockholder proposals. Viking Delaware Bylaws provide that for director nominations or stockholder proposals to be properly brought before an annual meeting, the stockholder must have delivered timely notice to the Secretary of Viking. The provisions of Viking Delaware Bylaws provides for the following timeliness of such notice: To be timely, a stockholder proposal to be presented at an annual meeting shall be delivered to Viking’s principal executive offices not less than 90 days, nor more than 120 days, prior to the anniversary of the prior year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days prior to or more than 30 days after such anniversary date, timely notice by the stockholder must be delivered not later than the close of business on the 10th day following the day on which public announcement of the date of the meeting was first is made by Viking.

The Viking Delaware Bylaws also contain certain provisions respecting stockholder nominations of directors at special meetings of stockholders. Those Bylaws provide that, at any special meeting at which directors are to be elected pursuant to Viking’s notice of meeting, a stockholder may nominate a person or persons for election as director by timely notice delivered to the Secretary of Viking. To be timely, the notice must be delivered not later than the close of business on the 10th day following the day on which public announcement is first made of the date of the meeting and of the nominees proposed by the Board for election at such meeting. Neither the Viking Nevada Bylaws nor Nevada law contains such provisions respecting stockholder nominations of directors at special meetings.

Stockholder Power to Call Special Stockholders’ Meeting. Under Nevada law and the Bylaws of Viking Nevada, a special meeting of stockholders may be called by the board of directors, the Chairman of the Board, the President, or the holders of shares entitled to cast not less than ten percent (10%) of the votes at such meeting. Nevada law authorizes charter or bylaw provisions identifying additional persons who may call special meetings, though no such additional persons are identified in the Articles of Incorporation or Bylaws of Viking Nevada.

Under Delaware law, a special meeting of stockholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The Certificate of Incorporation and Bylaws of Viking Delaware provide stockholders with a right to call a special meeting.

The Viking Delaware Certificate of Incorporation and Bylaws provide that a special meeting of stockholders may be called by a majority of the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or the President and shall be called by the President or the Secretary upon the written request of the holders of at least 33 1/3 % of the voting power of the then issued and outstanding shares of capital stock of the Corporation entitled to vote for the election of directors, considered as one class, provided that such written request shall state the purpose or purposes of the proposed meeting.

The increase in the number of shares that must be owned by stockholders requesting a meeting is designed to eliminate the need to have special stockholders meetings, in addition to the annual meeting, on proposals that the Board believes do not have significant stockholder interest or urgency, and therefore these changes protect against the expense of a stockholders meeting and the distraction to management when there is not significant interest or urgency in the matter being proposed.

Significant Differences Between the Corporation Laws of Nevada and Delaware

The General Corporation Laws of Nevada and Delaware differ in many respects. It is not practical to summarize all such differences in this Information statement, but certain principal differences beyond those discussed in “Significant Differences in the Charters and Bylaws of Viking Nevada and Viking Delaware” that could materially affect the rights of stockholders include the following:

Dividends and Repurchase of Shares. Delaware law permits a corporation, unless otherwise restricted by its certificate of incorporation, to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

Under Nevada law, the board of directors may make distributions to stockholders, unless otherwise provided in the articles of incorporation. However, no distribution may be made: (i) if it would cause the corporation to be unable to pay its debts as they become due; or (ii) except as otherwise specifically allowed by the articles of incorporation, if the corporation’s assets are less than the sum of its liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential stockholders whose rights are superior to those receiving the distribution.

Classified Board of Directors. Nevada law permits, but does not require, the adoption of a classified board of directors. Viking Nevada has not adopted a classified board.

Delaware law permits, but does not require, the adoption of a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office and with only one class of directors coming up for election each year. Viking Delaware has not adopted a classified board.

Removal of Directors.  Under Nevada law, directors may be removed from office by a two-thirds stockholder vote, or if provided for in the articles of incorporation, by the vote of a larger percentage of shares. However, if a corporation’s articles of incorporation provide for cumulative voting to elect directors, such directors may not be removed other than by a vote of a sufficient number of shares to have prevented their election in the first instance. Viking Nevada’s Articles of Incorporation provide that there is no cumulative voting in the election of directors.

Under Delaware law, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed, with or without cause, by the holders of a majority of the outstanding shares entitled to vote. In the case of a Delaware corporation having cumulative voting, however, if less than the entire board is to be removed, a director may not be removed if the shares voted against such removal would be sufficient to elect the director under cumulative voting.

Interested Director Transactions. Under both Nevada and Delaware law, certain contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under Nevada and Delaware law. Under Nevada and Delaware law, (1) either the stockholders or the Board of Directors must approve any such contract or transaction after full disclosure of the material facts, and, in the case of Board approval, the contract or transaction must also be “just and reasonable” (in Nevada) or “fair” (in Delaware) to the corporation; or (2) the person asserting the validity of the contract or transaction can prove that such agreement was just and reasonable or fair as to the corporation at the time it was approved. Neither Viking Nevada nor Viking Delaware is aware of any plans to propose any transaction involving directors that could not be so approved under Nevada law but could be so approved under Delaware law.

Stockholder Approval of Certain Business Combinations. Under Section 203 of the Delaware General Corporation Law (“Section 203”), any “business combinations” involving “interested stockholders” of Delaware corporation are subject to a three-year moratorium unless specified conditions are met. Section 203 prohibits a Delaware corporation from engaging in a “business combination” with an “interested stockholder” for three years following the date that such person becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or group who or which owns 15% or more of the corporation’s outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement, or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years.

For purposes of Section 203, the term “business combination” is defined broadly to include (1) mergers with, or caused by, the interested stockholder; (2) sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to ten percent (10%) or more of the aggregate market value of the corporation’s consolidated assets or its outstanding stock; (3) the issuance or transfer by the corporation, or a subsidiary, of stock of the corporation, or such subsidiary, to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or (4) receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges, or other financial benefits provided by or through the corporation or a subsidiary.

The three-year moratorium imposed on business combinations by Section 203 does not apply if (1) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder; (2) the interested stockholder owns 85% of the corporation’s voting stock upon consummation of the transaction that made him or her a 15% stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans, which do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (3) on or after the date such person becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by 66 2/3% of the voting stock not owned by the interested stockholder.

Section 203 only applies to certain publicly held Delaware corporations that have a class of voting stock that is (1) listed on a national securities exchange, (2) authorized for quotation on The NASDAQ Stock Market, or (3) held of record by more than 2,000 stockholders. Since the common stock of Viking Delaware will be listed on the NASDAQ National Market, Section 203 will apply to Viking Delaware. A Delaware corporation to which Section 203 applies may elect not to be governed by Section 203. Viking Delaware does NOT intend to make such an election. The Board believes that an unsolicited takeover attempt may have a negative effect on Viking and its stockholders. Takeover attempts that have not been negotiated or approved by the Board of a corporation can seriously disrupt the business and management of a corporation and generally present the risk of terms that are less favorable to all the stockholders than would be available in a negotiated, board-approved transaction. By contrast, board-approved transactions can be carefully planned and undertaken at an opportune time to obtain maximum value for the corporation and its stockholders.

Section 203 has been challenged in lawsuits arising out of takeover disputes, and it is not yet clear whether and to what extent its constitutionality will be upheld by the courts. Delaware courts have consistently upheld the constitutionality of Section 203. Viking Delaware believes that so long as the constitutionality of Section 203 is upheld, Section 203 will encourage any potential acquiror to negotiate with the Board of Directors of Viking Delaware. Section 203 also has the effect of limiting the ability of a potential acquiror to make a two-tiered bid for Viking Delaware in which all stockholders would not be treated equally. Stockholders should note that the application of Section 203 to Viking Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for Viking Delaware’s shares over the then current market price. Section 203 should also discourage certain potential acquirors unwilling to comply with its provisions.

Nevada law prohibits certain business combinations between a corporation and an “interested stockholder” (one beneficially holding, directly or indirectly, at least 10% of the outstanding voting stock) for three years after such person became an interested stockholder. Nevada law will permit, however, business combinations that meet all requirements of the corporation’s articles of incorporation and either:

•
are approved by the board of directors before the interested stockholder became an interested stockholder (or as to which the purchase of shares made by the interested stockholder had been approved by the board of directors before the date of purchase);

•
are approved by the affirmative vote of the holders of stock representing a majority of the voting stock (excluding voting stock of the interested stockholder and its affiliates and associates) at a meeting called for such purpose no earlier than three years after the interested stockholder became an interested stockholder, or;

•
the form and amount of consideration to be received by stockholders (excluding the interested stockholder) of the corporation satisfies certain tests and, with limited exceptions, the interested stockholder has not become the beneficial owner of additional voting shares of the corporation after becoming an interested stockholder and before the business combination is consummated.

A corporation may expressly exclude itself from application of the foregoing business combination provisions of Nevada law, but Viking Nevada has not done so.

Indemnification and Limitation of Liability. Nevada and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their charters and bylaws eliminating the liability of a director to the corporation or its stockholders for monetary damages for breach of the director’s fiduciary duty of care. Nonetheless, there are certain differences between the laws of the two states respecting indemnification and limitation of liability. In general, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents, which, among other things, supports Delaware corporations in attracting and retaining outside directors. Nevada law and Delaware law both permit a corporation to adopt a charter provision eliminating or limiting, with exceptions, the director’s monetary liability to the corporation or its stockholders for breach of the director’s duty.

The Certificate of Incorporation of Viking Delaware eliminates the liability of directors to the fullest extent permissible under Delaware law, as such law exists currently or as it may be amended in the future. Under Delaware law, directors’ monetary liability may not be eliminated or limited for (1) any breach of the director’s duty of loyalty to the corporation or its stockholders; (2) acts or omissions that the Director performs or permits that are not in good faith or that involve intentional misconduct or a knowing violation of law; (3) unlawful payment of dividend or unlawful stock purchase or redemption under Section 174 of the Delaware General Corporation Law; or (4) any transaction from which the director derived an improper personal benefit. In effect, then, a director of Viking Delaware could not be held liable for monetary damages to Viking for gross negligence or lack of due care in carrying out his or her fiduciary duties as a director so long as such gross negligence or lack of due care that does not involve bad faith or a breach of his or her duty of loyalty to Viking. Under Delaware law, a limitation of liability provision also may not limit a director’s liability for violation of, or otherwise relieve Viking Delaware or its directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

In accordance with Nevada law, Viking Nevada’s Articles of Incorporation provide that none of our directors or officers shall be personally liable to us or any of our stockholders for damages for breach of fiduciary duty as an officer or director. However, this provision excludes any limitation on liability for (i) acts or omissions that involve intentional misconduct, fraud, or a knowing violation of law; or (ii) the payment of distributions in violation of Nevada law.

The frequency of claims and litigation directed against directors and officers has expanded the risks facing directors and officers of corporations in exercising their duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. Specifically, the Board has noted that plaintiff attorneys frequently sue directors and executives for personal liability as a legal tactic to pressure them to agree to settlements of lawsuits that are not always in the best interest of Viking or its stockholders. Reducing these risks and limiting situations in which monetary damages can be recovered against directors would allow Viking to 1) continue to attract and retain qualified directors who otherwise might be unwilling to serve, and 2) enable directors and officers subject to frivolous stockholder suits to make the best decisions for Viking and its stockholders. Viking believes that, in general, Delaware law provides greater protection to directors than Nevada law and that Delaware case law regarding a corporation’s ability to limit director liability is better developed and provides more guidance than Nevada law. Viking believes that directors are motivated to exercise due care in managing Viking’ affairs primarily by concern for the best interests of Viking and its stockholders rather than by the fear of potential monetary damage awards. As a result, Viking believes that the Reincorporation Proposal should sustain the Board of Directors’ continued high standard of corporate governance without any decrease in accountability by directors and officers to Viking and its stockholders.

Indemnification Compared and Contrasted. Indemnification is permitted by both Nevada and Delaware law, provided the requisite standard of conduct is met. Nevada law requires indemnification when the individual has successfully defended the action on the merits, as opposed to Delaware law, which requires indemnification relating to a successful defense on the merits or otherwise.

Delaware law generally permits indemnification of expenses, including attorneys’ fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by (a) a majority vote of disinterested directors (even though less than a quorum), (b) a committee comprised of, and established by, such disinterested directors (even though less than a quorum), (c) independent legal counsel in a written opinion if there are no such directors or such directors so direct, or (d) the stockholders that the person seeking indemnification has satisfied the applicable standard of conduct. Without requisite court approval, however, no indemnification may be made in the defense of any derivative action in which the person is found to be liable in the performance of his or her duty to the corporation.

Nevada law generally permits indemnification of expenses, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by (a) majority vote of a quorum of disinterested directors, (b) independent legal counsel in a written opinion if such a quorum of directors is not obtainable, (c) stockholders, with the shares owned by the person to be indemnified, if any, not being entitled to vote thereon, or (d) the court in which the proceeding is or was pending upon application made by the corporation, agent, or other person rendering services in connection with the defense, whether or not the application by such person is opposed by the corporation, that the person seeking indemnification has satisfied the applicable standard of conduct.

With respect to derivative actions, however, no indemnification may be provided under Nevada law for amounts paid in settling or otherwise disposing of a pending action or expenses incurred in defending a pending action that is settled or otherwise disposed of, or with respect to the defense of any person adjudged to be liable to the corporation in the performance of his or her duty to the corporation and its stockholders without court approval. In addition, by contrast to Delaware law, Nevada law requires indemnification only when the individual being indemnified was successful on the merits in defending any action, claim, issue, or matter.

Expenses incurred by an officer or director in defending an action may be paid in advance, under both Delaware law and Nevada law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation’s purchase of indemnity insurance for the benefit of its officers, directors, employees, and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy. Nevada law permits a Nevada corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation’s Articles of Incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions that make mandatory the permissive indemnification provided by Nevada law. Viking Nevada’s Articles of Incorporation permit indemnification of its agents (as defined in Section 317 of the Nevada Corporations Code) and limit director monetary liability to the fullest extent permissible under Nevada law. Viking Nevada’s Bylaws make indemnification of directors mandatory in cases where Viking Nevada is permitted by applicable law to indemnify its directors. Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. By contrast to Nevada law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. However, limitations on indemnification may be imposed by a court based on principles of public policy. Similar to Viking Nevada’s Articles of Incorporation and Bylaws, the Bylaws and Certificate of Incorporation of Viking Delaware require indemnification to the maximum extent permissible under applicable law.

Viking Nevada has entered into indemnification agreements with its directors and officers that provide indemnification to the fullest extent permitted by Nevada law. If the Reincorporation Proposal is approved, in connection with the reincorporation, Viking directors and officers would be covered by a new form of indemnification agreement with Viking Delaware, which provides officers and directors indemnification to the fullest extent permitted by current Delaware law and future Delaware law, assuming that future laws expand the permissible scope of indemnification.

The indemnification and limitation of liability provisions of Nevada law, and not Delaware law, will apply to actions of the directors and officers of Viking Nevada occurring prior to the proposed reincorporation. Nevertheless, the Board has recognized in considering this proposal that the individual directors have a personal interest in obtaining the application of Delaware law to any indemnity and limitation of liability issues affecting them and Viking that may arise from future cases. The Board has further recognized that the application of Delaware law, to the extent that any director or officer is indemnified in circumstances where indemnification would not be available under Nevada law, would result in expense to Viking that Viking would not incur if Viking were not reincorporated under Delaware laws. The Board believes, however, that the overall effect of reincorporation is to provide a corporate legal environment that enhances Viking’ ability to attract and retain high quality directors and thus benefits Viking’ interests and those of its stockholders.

Nevada and Delaware corporate law, the Viking Nevada Articles of Incorporation and Bylaws and the Viking Delaware Certificate of Incorporation and Bylaws may permit indemnification for liabilities under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934. The Board of Directors has been advised that, in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act of 1933 and the Securities Exchange Act of 1934 may be contrary to public policy and, therefore, may be unenforceable, absent a decision to the contrary by a court of appropriate jurisdiction.

Inspection of Stockholders’ List and Books and Records. Under Nevada law, any stockholder who owns at least 15% of the outstanding shares of the corporation’s capital stock or has been authorized in writing by the holders of at least 15% of all its issued and outstanding shares may inspect, copy, and audit the books of account and all financial records of the corporation. These rights may be denied if such inspection, copies, or audit is desired for any purpose not related to the stockholder’s interest in the corporation as a stockholder.

Delaware law also permits any stockholder of record, upon compliance with certain procedures, to inspect a list of stockholders and the corporation’s other books and records for any proper purpose reasonably related to such person’s interest as a stockholder, upon written demand under oath stating the purpose of such inspection. Delaware law, however, contains no provision comparable to the absolute right of inspection provided by Nevada law to certain stockholders.

Approval of Certain Corporate Transactions. Under both Nevada and Delaware law, with certain exceptions, any merger, consolidation, or sale of all or substantially all of Viking’s assets must be approved by the board of directors and by a majority of the outstanding shares entitled to vote. Under Nevada law, similar board and stockholder approval is also required in connection with certain additional acquisition transactions. See “Appraisal Rights.”

Class Voting in Certain Corporate Transactions. Under Nevada law, with certain exceptions, any merger, certain sales of all or substantially all the assets of a corporation, and certain other transactions must be approved by a majority of the outstanding shares of each class of stock (without regard to limitations on voting rights). Delaware law does not generally require class voting, except in connection with certain amendments to the certificate of incorporation that, among other things, adversely affect a class of stock.

Appraisal Rights. Under both Nevada and Delaware law, a stockholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights, pursuant to which such stockholder may receive cash in the amount of the fair market value of the shares held by such stockholder (as determined by agreement of the corporation and the stockholder or by a court) in lieu of the consideration such stockholder would otherwise receive in the transaction. Under Delaware law, such appraisal rights are not available to (1) stockholders with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders; or (2) stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger because, among other things, the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to the merger and if certain other conditions are met.

Nevada law provides that stockholders have the right to dissent and instead demand payment of the fair cash value of their shares in the event of (i) a merger, if approval by the stockholders is required or if the Nevada corporation is a subsidiary and is merged with its parent; (ii) plan of exchange in which the Nevada corporation’s securities will be acquired; or (iii) any corporate action taken pursuant to a vote of the stockholders, if the articles of incorporation, bylaws, or a board resolution provides for dissenters’ rights.

Unless a corporation’s articles of incorporation provide otherwise, dissenters do not have rights of appraisal with respect to a merger or consolidation by a corporation, if the shares of the corporation are either (i) listed on a national securities exchange, (ii) designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or (iii) held by at least 2,000 stockholders of record. However, this exception does not apply if the stockholders receive in exchange for their shares anything other than cash, shares, or cash and shares. In each case, the shares must be of the surviving corporation, or of another corporation that is publicly listed or held by more than 2,000 stockholders.

Delaware law does not provide stockholders of a corporation with appraisal rights when the corporation acquires another business through the issuance of its stock (1) in exchange for the assets of the business to be acquired, (2) in exchange for the outstanding stock of the corporation to be acquired, or (3) in a merger of the corporation to be acquired with a subsidiary of the acquiring corporation. Nevada law treats these kinds of acquisitions in the same manner as a direct merger of the acquiring corporation with the corporation to be acquired.

Stockholder Derivative Suits. Nevada law provides that a stockholder bringing a derivative action on behalf of a corporation need not have been a stockholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter came to be owned by him or her by operation of law. Nevada law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff stockholder to furnish a security bond. Delaware does not have a similar bond requirement.

Federal Income Tax Considerations

This discussion summarizes certain federal income tax considerations with respect to the Merger that are generally applicable to holders of Viking Nevada capital stock who receive Viking Delaware capital stock in exchange for their Viking Nevada capital stock through the Merger. This summary is for general information purposes only and does not purport to address all the federal income tax considerations that may be relevant to particular Viking Nevada stockholders in light of their particular circumstances or stockholders who are subject to special treatment under the federal income tax laws (such as stockholders that are dealers in securities, foreign persons, or stockholders that acquired their shares in connection with a stock option plan or other compensatory transaction). Furthermore, no foreign, state, or local tax considerations are addressed herein. This summary is based on current federal income tax law, which is subject to change at any time, possibly with retroactive effect. Accordingly, ALL VIKING NEVADA STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC FEDERAL, STATE, LOCAL, AND FOREIGN TAX CONSEQUENCES TO THEM OF THE MERGER.

Subject to the limitations, qualifications, and exceptions described herein, and assuming the Merger qualifies as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), the following tax consequences generally should result:

(a)  No gain or loss should be recognized by an Viking Nevada stockholder who exchanges all of such stockholder’s Viking Nevada capital stock and purchase rights for Viking Delaware capital stock in the Merger;

(b)  The aggregate tax basis of the Viking Delaware capital stock and purchase rights received by a Viking Nevada stockholder in the Merger should be equal to the aggregate tax basis of Viking Nevada capital stock and purchase rights surrendered in exchange therefor; and

(c)  The holding period of the Viking Delaware capital stock and purchase rights received in the Merger should include the period for which the Viking Nevada capital stock surrendered in exchange therefor was held, provided that the Viking Nevada capital stock is held as a capital asset at the time of the Merger.

State, local, or foreign income tax consequences to stockholders may vary from the federal tax consequences described above.

Viking should not recognize gain or loss for federal income tax purposes as a result of the Reincorporation Proposal, and Viking Delaware should succeed, without adjustment, to the federal income tax attributes of Viking Nevada.

Rights of Stockholders to Dissent

  As an owner of Viking Nevada common stock, you have the right to dissent from the Reincorporation Merger and obtain cash payment for the "fair value" of your shares, as determined in accordance with the Nevada Revised Statutes ("NRS"). By consenting to the Reincorporation Merger, the Majority Stockholder has waived his right to dissent under the NRS. Set forth below is a description of the steps you must take if you wish to exercise dissenters' rights with respect to the Reincorporation Merger under NRS Sections 92A.300 to 92A.500, the Nevada dissenters' rights statutes. The text of these statutes is set forth in Exhibit D. This description is not intended to be complete. If you are considering exercising your dissenters' rights, you should review NRS Sections 92A.300 to 92A.500 carefully, particularly the steps required to perfect dissenters' rights.

FAILURE TO TAKE ANY ONE OF THE REQUIRED STEPS MAY RESULT IN TERMINATION OF YOUR DISSENTERS' RIGHTS UNDER NEVADA LAW. IF YOU ARE CONSIDERING DISSENTING, YOU SHOULD CONSULT WITH YOUR OWN LEGAL ADVISOR.

To exercise your right to dissent, you must before the effective date of the Reincorporation Merger, deliver written notice to us at 4350 La Jolla Drive, Suite 900 San Diego, CA 92122, Attn: Chief executive Officer, stating that you intend to demand payment for your shares if the Reincorporation Merger is completed. If you satisfy those conditions, we will send you a written dissenter's notice no more than 10 days after the Reincorporation Merger is effective. This dissenter's notice will:

•	specify where you should send your payment demand and where and when you must deposit your stock certificates, if any;

•
supply a form of payment demand that includes the date the Reincorporation Merger was first publicly announced and the date by which you must have acquired beneficial ownership of your shares in order to dissent;

•	set a date by when we must receive the payment demand, which may not be less than 30 days, or more than 60 days after the date the dissenters' notice is delivered; and

•	provide you a copy of Nevada's dissenters' rights statute.

After you have received a dissenter's notice, if you still wish to exercise your dissenters' rights, you must:
•	demand payment either through the delivery of the payment demand form to be provided or other comparable means;

•	certify whether you have acquired beneficial ownership of the shares before the date set forth in the dissenter's notice; and

•	deposit your certificates, if any, in accordance with the terms of the dissenter's notice.

FAILURE TO DEMAND PAYMENT IN THE PROPER FORM OR WITHIN THE TIME PERIOD DESCRIBED ABOVE, OR FAILURE TO DEPOSIT YOUR CERTIFICATES AS DESCRIBED IN THE DISSENTER'S NOTICE WILL TERMINATE YOUR RIGHT TO RECEIVE PAYMENT FOR YOUR SHARES PURSUANT TO NEVADA'S DISSENTERS' RIGHTS STATUTE. YOUR RIGHTS AS A STOCKHOLDER WILL CONTINUE UNTIL THOSE RIGHTS ARE CANCELED OR MODIFIED BY THE COMPLETION OF THE REINCORPORATION MERGER.

Within 30 days after receiving your properly executed payment demand, we will pay you what we determine to be the fair value of your shares, plus accrued interest (computed from the effective date of the merger until the date of payment). The payment will be accompanied by:

•
our balance sheet as of the end of a fiscal year ended not more than 16 months before the date of payment; an income statement for that year; a statement of changes in stockholders' equity for that year; and the latest available interim financial statements, if any;

•	an explanation of how we estimated the fair value of the shares and how the interest was calculated;

•	information regarding your right to challenge the estimated fair value; and

•	a copy of Nevada's dissenters' rights statute.

We may elect to withhold payment from you if you became the beneficial owner of the shares on or after the date set forth in the dissenter's notice. If we withhold payment, after the consummation of the Reincorporation Merger we will estimate the fair value of the shares, plus accrued interest, and offer to pay this amount to you in full satisfaction of your demand. The offer will contain a statement of our estimate of the fair value, an explanation of how the interest was calculated, and a statement of dissenters' rights to demand payment under NRS Section 92A.480.

If you believe that the amount we pay in exchange for your dissenting shares is less than the fair value of your shares or that the interest is not correctly determined, you can demand payment of the difference between your estimate and ours. You must make such demand within 30 days after we have made or offered payment; otherwise, your right to challenge our calculation of fair value terminates.

If there is still disagreement about the fair market value within 60 days after we receive your demand, we will petition the District Court of Clark County, Nevada, to determine the fair value of the shares and the accrued interest. If we do not commence such legal action within the 60-day period, we will have to pay the amount demanded for all unsettled demands. All dissenters whose demands remain unsettled will be made parties to the proceeding, and are entitled to a judgment for either:

•	the amount of the fair value of the shares, plus interest, in excess of the amount we paid; or

•	the fair value, plus accrued interest, of the after-acquired shares for which we withheld payment.

We will pay the costs and expenses of the court proceeding, unless the court finds the dissenters acted arbitrarily, vexatiously, or in bad faith, in which case the costs will be equitably distributed. Attorney fees will be divided as the court considers equitable.

Failure to follow the steps required by NRS Sections 92A.400 through 92A.480 for perfecting dissenters' rights may result in the loss of such rights. If dissenters' rights are not perfected, you will be entitled to receive the consideration receivable with respect to such shares in accordance with the merger agreement. In view of the complexity of the provisions of Nevada's dissenters' rights statute, if you are considering objecting to the merger you should consult your own legal advisor.

PROPOSAL TO AMEND THE
VIKING 2004 STOCK INCENTIVE PLAN

General

Our Board of Directors has unanimously approved a proposal to amend the Viking 2004 Stock Incentive Plan for the sole purpose of increasing the number of shares authorized for issuance under the Plan from 7,500,000 to 8,600,000. Our Board has recommended to our Majority Stockholder that he vote in favor of the Stock Plan Amendment Proposal and our Majority Stockholder has voted in favor of this Proposal. The vote of our Majority Stockholder was obtained by written consent. The proposed share increase will assure that a sufficient reserve of common stock is available under the 2004 Stock Plan to attract and retain the services of key individuals, including those from recently acquired entities, essential to our long-term growth and success.

Consent Required

Approval of the Stock Plan Amendment Proposal requires the consent of the holders of a majority of our outstanding voting shares. The Majority Stockholder, who beneficially owns shares representing approximately 76.6% of the votes that could be cast by the holders of our outstanding voting shares as of the Record Date, has given his written consent to the Stock Plan Amendment Proposal, and accordingly, the requisite stockholder approval of this Proposal has been obtained.

The following is a summary of the material terms and provisions of the 2004 Stock Plan, as amended. The summary, however, does not purport to be a complete description of all the provisions of the 2004 Stock Plan. Copies of the actual plan document may be obtained by any stockholder upon written request to the Secretary of Viking at Viking’s principal offices in San Diego, California.

Description of the 2004 Stock Plan

Purpose. The purpose of the 2004 Stock Plan is to promote the interests of Viking and its stockholders by encouraging key employees to acquire shares of Viking’s common stock or to increase their proprietary interest in Viking. By providing key employees with the opportunity to acquire shares of common stock, or to receive other equity incentives under the 2004 Stock Plan, Viking seeks to attract and retain those key employees upon whose judgment, initiative, and leadership the success of Viking largely depends.

Administration and Eligibility. The 2004 Stock Plan is administered by the Board of Directors or its delegate, currently the Compensation Committee. The Board of Directors, or its delegate, selects the employees of Viking who will receive awards, determines the size of any award and establishes any vesting or other conditions. Employees of Viking (or any subsidiary of Viking) are eligible to participate in the 2004 Stock Plan. As of May 22, 2006, approximately 25 persons had been granted options under the 2004 Stock Plan.

Options

Options may include nonstatutory stock options (“NSOs”) as well as incentive stock options (“ISOs”) intended to qualify for special tax treatment. An option may provide that a new option will be granted automatically to the optionee when he or she exercises such option. Options may also be granted in combination with SARs. NSOs may also be awarded in combination with Restricted Shares or Stock Units.

The term of an ISO cannot exceed 10 years (five years for 10% stockholders), and the exercise price of an ISO must be at least equal to the fair market value of the Common Stock on the date of grant (or 110% of fair market value at the date of grant for 10% stockholders). The term of an NSO shall be determined at the time the option is granted, and the exercise price of an NSO may be less than, equal to, or greater than the fair market value of the Common Stock on the date of grant.

The exercise price of an option may be paid in any lawful form permitted by the Board of Directors or its delegate, including (without limitation) the delivery of shares of Common Stock owned by the optionee for the requisite period necessary to avoid a compensation expense to Viking for financial reporting purposes upon their delivery. The Board of Directors or its delegate may likewise permit optionees to satisfy their withholding tax obligation upon exercise of an NSO by surrendering a portion of their option shares to Viking. The 2004 Stock Plan also allows the optionee to pay the exercise price of an option by giving “exercise/sale” or “exercise/pledge” directions.

Restricted Stock and Restricted Stock Units

Restricted Stock is shares of common stock issued to employees under the plan subject to such restrictions placed thereon by the Committee. A Restricted Stock Unit (“RSU”) is a bookkeeping entry entitling the holder of the award to one share of Viking’s Common Stock at a future date, generally upon the satisfaction of the applicable vesting conditions. Settlement of vested restricted share units may be made in cash, shares of Common Stock, or a combination of both, as determined by the plan administrator. Shares of Restricted Stock have the same voting and dividend rights as other shares of Common Stock. RSUs do not carry voting rights, and may carry a right to dividend equivalents. The recipient of shares of Restricted Stock or RSUs may pay all projected withholding taxes relating to the award with shares of Common Stock rather than cash if permitted by the Compensation Committee. No Restricted Stock or RSUs have been issued under the 2004 Plan.

Stock Appreciation Rights

A Stock Appreciation Right (“SAR”) permits the participant to elect to receive any appreciation in the value of the underlying stock from Viking, either in shares of Common Stock or in cash or a combination of the two, with the Board of Directors or its delegate having the discretion to determine the form in which such payment will be made. The amount payable on exercise of a SAR is measured by the excess of the market value of the underlying stock at exercise over the exercise price. SARs may, but need not, be granted in conjunction with options. Upon exercise of a SAR granted in tandem with an option, the corresponding portion of the related option will be cancelled and cannot thereafter be exercised. Conversely, upon exercise of an option to which a SAR is attached, the SAR will be cancelled and will no longer be exercised to the extent that the corresponding option has been exercised. Unless otherwise permitted by the Board of Directors or its delegate, all options and SARs are nontransferable prior to the optionee’s death. No SAR’s have been issued under the 2004 Plan.

Vesting

The Board of Directors or its delegate determines the number of restricted shares, stock units, options, or SARs to be included in the award as well as the vesting and other conditions. The vesting conditions may be based on the employee’s service, his or her individual performance, Viking’s performance, or other appropriate criteria. In general, the vesting conditions will be based on the employee’s service after the date of grant. Vesting may be accelerated in the event of the employee’s death, disability, or retirement or in the event of a change in control with respect to Viking. The Board of Directors has in the past granted, and may in the future grant, options that provide for mandatory acceleration of vesting in the event of a change in control.

Federal Income Tax Consequences

The following discussion of the federal income tax consequences of the 2004 Stock Plan as it relates to share awards, nonqualified stock options, and incentive stock options is intended to be a summary of applicable federal law. State and local tax consequences may differ.

Direct Stock Issuances

If a participant is awarded or purchases shares, the amount by which the fair market value of the shares of Common Stock on the date of award or purchase exceeds the amount paid for the shares of Common Stock will be taxed to the participant as ordinary income. Viking will be entitled to a deduction in the same amount. The participant’s tax basis in the shares acquired is equal to the share’s fair market value on the date of acquisition. Upon a subsequent sale of any shares of Common Stock, the participant will realize capital gain or loss (long-term or short-term, depending upon the period the shares of Common Stock were held) in an amount equal to the difference between his or her basis in the shares and the sale price. If a participant is awarded or purchases shares of Common Stock that are subject to a vesting schedule, the participant is deemed to receive an amount of ordinary income equal to the excess of the fair market value of the shares at the time those shares vest over the amount (if any) paid for such shares by the participant. Viking is entitled to a deduction equal to the amount of the income recognized by the participant.

Code Section 83(b) permits a participant to elect, within 30 days after the transfer of any shares subject to a vesting schedule to him or her, to be taxed at ordinary income rates on the excess of the fair market value of the shares at the time of the transfer over the amount (if any) paid by the participant for such shares. Withholding taxes will be collected at that time. If the participant makes a Section 83(b) election, any later appreciation in the value of the shares of Common Stock is not taxed as ordinary income, but instead is taxed as capital gain when the shares of Common Stock are sold or transferred.

Stock Appreciation Rights

No taxable income is recognized upon the participant’s receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and Viking will be required to collect the withholding taxes applicable to such income from the holder.

Restricted Stock Units

No taxable income is recognized upon the participant’s receipt of a restricted stock unit. The holder will recognize ordinary income in the year in which the shares subject to that unit are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and Viking will be required to collect the withholding taxes applicable to such income from the holder. Viking will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Options

Incentive stock options and nonqualified stock options are treated differently for federal income tax purposes. Incentive stock options are intended to comply with the requirements of Section 422 of the Code. Nonqualified stock options need not comply with such requirements.

An optionee generally does not recognize any taxable income for regular income tax purposes upon the grant or exercise of an incentive stock option. However, the amount by which the fair market value of the shares on the exercise date exceeds the exercise price paid for those shares will be includable in the optionee’s income for alternative minimum tax purposes. If an optionee holds the shares acquired upon the exercise of an incentive stock option for at least two years following grant and at least one year following exercise, the optionee’s gain, if any, upon a subsequent disposition of such shares is a capital gain (or loss). The measure of the gain is equal to the excess of the proceeds received on disposition over the optionee’s basis in the shares (which generally equals the exercise price). If an optionee disposes of stock acquired pursuant to exercise of an incentive stock option before satisfying the one and two-year holding periods described above, the optionee will recognize both ordinary income and capital gain (or loss) in the year of disposition. The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the optionee’s adjusted basis in the stock (usually the exercise price), or (ii) the excess of the fair market value of the shares on the exercise date over the exercise price paid for those shares. The balance of the consideration received on such a disposition will be capital gain, which will be long term if the shares are held for at least one year following exercise of the incentive stock option. Viking is not entitled to an income tax deduction on the grant or exercise of an incentive stock option or on the optionee’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, Viking will be entitled to a deduction in the year the optionee disposes of the shares, in an amount equal to the ordinary income recognized by the optionee.

An optionee is not taxed on the grant of a nonqualified stock option. On exercise, however, the optionee recognizes ordinary income equal to the amount by which the fair market value of the purchased shares on the date of exercise exceed the exercise price paid for those shares. Viking is entitled to an income tax deduction in the year of exercise in the amount recognized by the optionee as ordinary income. Any gain on subsequent disposition of the shares is a capital gain, which will be long term if the shares are held for at least one year following exercise. Viking does not receive a deduction for this capital gain.

Deductibility of Executive Compensation.

Viking anticipates that any compensation deemed paid by Viking in connection with the disqualifying disposition of incentive stock option shares and the exercise of non-statutory options granted with an exercise price equal to the fair market value of Viking’s common stock on the option grant date or stock appreciation rights will qualify as performance-based compensation for purposes of Internal Revenue Code Section 162(m) and will not have to be taken into account for purposes of the one million dollar limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers.

Accordingly, the compensation deemed paid with respect to options granted with an exercise price equal to the fair market value of Viking’s common stock on the option grant date and stock appreciation rights granted under the 2004 Plan will remain deductible by us without limitation under Section 162(m). However, any compensation deemed paid by us in connection with shares issued under 2004 Plan as restricted stock or restricted stock units, or pursuant to options with an exercise price less than the fair market value of Viking’s common stock on the option grant date will be subject to the $1 million limitation.

 Accounting Treatment

Pursuant to the accounting standards established by Statement of Financial Accounting Standards No. 123R, Share-Based Payment, or SFAS 123R, Viking is required to recognize all share-based payments, including grants of stock options, RSUs, and employee stock purchase rights, in our financial statements effective January 1, 2006. Accordingly, stock options that are granted to our employees and non-employee Board members will have to be valued at fair value as of the grant date under an appropriate valuation formula, and that value will have to be charged as stock-based compensation expense against our reported GAAP earnings over the designated vesting period of the award. Similar option expensing will be required for any unvested options outstanding on January 1, 2006, with the grant date fair value of those unvested options to be expensed against our reported earnings over the remaining vesting period. For shares issuable upon the vesting of RSUs awarded under the 2004 Plan, we will be required to expense over the vesting period a compensation cost equal to the fair market value of the underlying shares on the date of the award. If any other shares are unvested at the time of their direct issuance, the fair market value of those shares at that time will be charged to our reported earnings ratably over the vesting period. Such accounting treatment for RSUs and direct stock issuances will be applicable whether vesting is tied to service periods or performance goals. The issuance of a fully-vested stock bonus will result in an immediate charge to our earnings equal to the fair market value of the bonus shares on the issuance date.

Stock options and stock appreciation rights granted to non-employee consultants will result in a direct charge to our reported earnings based on the fair value of the grant measured on the vesting date of each installment of the underlying shares. Accordingly, such charge will take into account the appreciation in the fair value of the grant over the period between the grant date and the vesting date of each installment comprising that grant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT

The following table sets forth information regarding shares of our common stock beneficially owned as of May 22, 2006 by: (1) each of our officers and directors; (ii) all officers and directors as a group; and (iii) each person known by us to beneficially own five percent or more of the outstanding shares of our common stock.

Name	Common Stock	Common Stock Options Exercisable Within 60 Days	Convertible Notes Exercisable Within 60 Days	Common Stock Purchase Warrant Exercisable Within 60 Days	Total Stock and Stock Based Holdings (1)	% Ownership (1)

Donald E. Tucker (2)	27,121,150	-0-	2,500,000	87,500	29,708,650	38.2%
Joseph A. Warrino (2)	-0-	235,333	-0-	-0-	235,333.5%
Lonna Williams (2)	-0-	423,333	-0-	-0-	423,333	1.2%
John Kennedy (2)	-0-	543,333	-0-	-0-	543,333	1.2%
Daniel F. Crowley (2)	7,500	230,000	-0-	-0-	237,500.3%
Ronald Walrod (2)	7,500	30,000	-0-	-0-	37,500.05%
Nathan Harrison, M.D.(2)	55,000	20,000	-0-	-0-	75,000.1%
Robin Blackstone, M.D. (2)	3,750	20,000	-0-	-0-	23,750.04%
St. Cloud Capital Partners	-0-	-0-	7,500,000	1,875,000	9,375,000	21.34%

All officers and directors as a group (8 persons)	27,194,900	1,501,999	2,500,000	87,500	31,284,339	40.19%

TOTAL	35,418,550	6,776,000	26,388,889	9,254,167	77,387,606	100%

(1)
For purposes of this table “beneficial ownership” is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any common shares that such person or group has the right to acquire within 60 days after May 22, 2006. For purposes of computing the percentage of outstanding common shares held by each person or group of persons named above, any shares that such person or group has the right to acquire within 60 days after May 22, 2006, are deemed outstanding but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person or group. As of May 22, 2006, there were 35,418,550 shares of our common stock issued and outstanding. There were also outstanding options, warrants, and convertible notes entitling the holders to purchase 11,778,669 shares of our common stock owned by officers and/or directors of Viking. These options, warrants, and convertible notes are currently exercisable.

(2)	These are the officers and directors of Viking.

(3)	Includes only those persons listed above.

ADDITIONAL AND AVAILABLE INFORMATION

Viking is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements, and other information with the SEC relating to its business, financial condition, and other matters. Such reports, proxy statements, and other information can be inspected and copied at the public reference facility maintained by the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. Our filings are also available to the public on the SEC’s website (http://www.sec.gov). Copies of such materials may also be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

Viking’s Annual Report on Form 10-KSB for the year ended December 31, 2005, Quarterly Reports on Form 10-QSB’s, for the quarter ended March 31, 2006. We have also incorporated by reference the Form 8-K’s filed on the following dates: May 26, 2006, May 25, 2006, April 17, 2006, April 10, 2006, March 31, 2006, January 31, 2006, January 17, 2006 and January 4, 2006.

For each other document incorporated herein, we will provide, on written or oral request, without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein).

All documents filed by Viking pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act subsequent to the date of this Information Statement shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein, or in any other subsequently filed document, that also is, or is deemed to be, incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
COMPANY CONTACT INFORMATION

All inquiries regarding the Company should be addressed to the Company’s principal executive offices:
Viking Systems, Inc.
4350 La Jolla Drive, Suite 900
San Diego, CA 92122
(858) 431-4010

By order of the Board of Directors:

/s/ Donald Tucker
President and Chief Executive Officer

INDEX TO ATTACHMENTS

Exhibit A: Form Certificate of Incorporation
Exhibit B: Form Bylaws
Exhibit C: Form Merger Agreement
Exhibit D: Nevada Dissenter Rights Law

EXHIBIT A
CERTIFICATE OF INCORPORATION
OF
VIKING SYSTEMS, INC.

ARTICLE I

The name of this corporation is Viking Systems, Inc. (the “Corporation”).

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

ARTICLE III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

(A) The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is Two Hundred Seventy-Five Million (225,000,000) shares, each with a par value of $0.001 per share. Two Hundred Million (200,000,000) shares shall be Common Stock and Twenty-Five Million (25,000,000) shares shall be Preferred Stock.

(B) The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, by filing a certificate pursuant to the applicable law of the State of Delaware and within the limitations and restrictions stated in this Certificate of Incorporation, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and the number of shares constituting any such series and the designation thereof, or any of them; and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

(C) The holders of shares of Common Stock shall not have cumulative voting rights.

(D) No holder of shares of Common Stock shall be entitled to preemptive or subscription rights.

ARTICLE V

The number of directors of the Corporation shall be fixed from time to time pursuant to the Bylaws.

ARTICLE VI

In the election of directors, each holder of shares of any class or series of capital stock of the Corporation shall be entitled to one vote for each share held. The candidates receiving the highest number of affirmative votes, up to the number of directors to be elected, shall be elected; votes against any candidate and votes withheld shall have no legal effect.

A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Subject to terms of any one or more classes or series of Preferred Stock, any vacancy on the Board of Directors may be filled by a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor. If the vacancy arose from an increase in the number of directors, the newly elected director will hold office until the next annual meeting or until his or her successor shall be elected and shall qualify. Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any or all of the directors of the Corporation may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of the Corporation’s then outstanding capital stock entitled to vote generally in the election of directors.

ARTICLE VII

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE VIII

(A) In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power to adopt, amend, alter or repeal the Corporation’s By-Laws. The affirmative vote of at least a majority of the entire Board of Directors shall be required to adopt, amend, alter or repeal the Corporation’s By-Laws. The Corporation’s By-Laws also may be adopted, amended, altered or repealed by the affirmative vote of the holders of at least a majority of the voting power of the shares entitled to vote at an election of directors.

(B) Advance notice of stockholder nominations for the election of directors or of business to be brought by the stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

ARTICLE IX

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of the General Corporation Law of Delaware) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

ARTICLE X

(A) To the fullest extent permitted by the General Corporation Law of Delaware, as the same may be amended from time to time, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the General Corporation Law of Delaware is hereafter amended to authorize, with the approval of a corporation’s stockholders, further reductions in the liability of a corporation’s directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the General Corporation Law of Delaware, as so amended.

2

(B) Any repeal or modification of the foregoing provisions of this Article X shall not adversely affect any right or protection of a director of the Corporation with respect to any acts or omissions of such director occurring prior to such repeal or modification.

ARTICLE XI

(A) To the fullest extent permitted by applicable law, the Corporation is also authorized to provide indemnification of (and advancement of expenses to) directors, officers, employees and other agents of the Corporation (and any other persons to which Delaware law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law of Delaware, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to a corporation, its stockholders, and others.

(B) Any repeal or modification of any of the foregoing provisions of this Article XII shall not adversely affect any right or protection of any such agent or other person existing at the time of, or increase the liability of any such agent or other person with respect to any acts or omissions of such agent or other person occurring prior to such repeal or modification.
ARTICLE XII

The name and mailing address of the incorporator are as follows:

A. O. Headman, Jr.
Cohne, Rappaport & Segal
257 East 200 South, Suite 700
Salt Lake City, UT 84111

Executed this ___ day of __________, 2006.

I, THE UNDERSIGNED, being the Sole Incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the GCL, do make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this ____ day of __________________, 2006.

A. O. Headman, Jr. Incorporator

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EXHIBIT B
FORM OF
BYLAWS
OF
VIKING SYSTEMS, INC.
(A DELAWARE CORPORATION)

ARTICLE I
CORPORATE OFFICES

Section 1.1 Registered Office. The registered office of the Corporation shall be fixed in the Certificate of Incorporation of the Corporation.

Section 1.2 Other Offices. The Corporation may also have an office or offices, and keep the books and records of the Corporation, except as may otherwise be required by law, at such other place or places, either within or without the State of Delaware, as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II
MEETINGS OF STOCKHOLDERS

Section 2.1 Place of Meetings. Meetings of stockholders shall be held at any place within or outside the State of Delaware determined by the Board of Directors. In the absence of such determination, stockholders’ meetings shall be held at the principal executive offices of the Corporation.

Section 2.2 Annual Meeting. The annual meeting of stockholders, for the election of directors and for the transaction of such other business as may properly come before the meeting, shall be held each year on a date and at a time determined by the Board of Directors. In the absence of such determination, the annual meeting of stockholders shall be held on the third Wednesday of June in each year at 10:00 a.m. However, if such day falls on a legal holiday, then the meeting shall be held at the same time and place on the next succeeding full business day. At the meeting, directors shall be elected and any other proper business may be transacted.

Section 2.3 Special Meeting.

(a) Special meetings of stockholders, for any purpose or purposes, may be called by a majority of the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President and shall be called by the President or the Secretary upon the written request of the holders of not less than at the written request of the holders of at least 33 1/3 % of the voting power of the then issued and outstanding shares of capital stock of the Corporation entitled to vote for the election of directors, considered as one class, provided that such written request shall state the purpose or purposes of the proposed meeting.

(b) If a special meeting is called by stockholders representing the percentage of the total votes outstanding designated in Section 2.3(a), the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally, or sent by registered mail or by facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, the President, or the Secretary of the Corporation. The officer receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of Section 2.4(a), that a meeting will be held at the time requested by the person or persons calling the meeting, not less than thirty-five (35) nor more than sixty (60) days after the receipt of the request. If the notice is not given within twenty (20) days after the receipt of the request, the person or persons requesting the meeting may give the notice. Nothing contained in this Section 2.3(b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

Section 2.4 Notice of Stockholders’ Meetings.

(a) Notice of the place, if any, date, and time of all meetings of the stockholders, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law. Each such notice shall state the place, if any, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Notice may be given personally, by mail or by electronic transmission in accordance with Section 232 of the General Corporation Law of the State of Delaware (the “DGCL”). If mailed, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to each stockholder at such stockholder’s address appearing on the books of the Corporation or given by the stockholder for such purpose. Notice by electronic transmission shall be deemed given as provided in Section 232 of the DGCL. An affidavit of the mailing or other means of giving any notice of any stockholders’ meeting, executed by the Secretary, Assistant Secretary or any transfer agent of the Corporation giving the notice, shall be prima facie evidence of the giving of such notice or report. Notice shall be deemed to have been given to all stockholders of record who share an address if notice is given in accordance with the “householding” rules set forth in Rule 14a-3(e) under the Securities Exchange Act of 1934, as amended (“the Exchange Act”) and Section 233 of the DGCL.

(b) When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the place, if any, date and time thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally called, or if a new record date is fixed for the adjourned meeting, notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

(c) Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, either before or after the meeting, and to the extent permitted by law, will be waived by any stockholder by attendance thereat, in person or by proxy, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

Section 2.5 Organization.

(a) Meetings of stockholders shall be presided over by the Chairman of the Board of Directors, if any, or in his or her absence, by the Chief Executive Officer, or in his or her absence, by a person designated by the Board of Directors, or in the absence of a person so designated by the Board of Directors, by a Chairman chosen at the meeting by the holders of a majority in voting power of the stock entitled to vote thereat, present in person or represented by proxy. The Secretary, or in his or her absence, an Assistant Secretary, or in the absence of the Secretary and all Assistant Secretaries, a person whom the Chairman of the meeting shall appoint, shall act as Secretary of the meeting and keep a record of the proceedings thereof.

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(b) The Board of Directors shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the Chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such Chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in the meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies and such other persons as the Chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting and matters which are to be voted on by ballot.

Section 2.6 List of Stockholders. A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in such stockholder’s name, shall be prepared by the Secretary or other officer having charge of the stock ledger and shall be open to the examination of any stockholder for a period of at least ten (10) days prior to the meeting in the manner provided by law. The stock list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. Such list shall presumptively determine the identity of the stockholders entitled to vote in person or by proxy at the meeting and entitled to examine the list required by this Section 2.6.

Section 2.7 Quorum. At any meeting of stockholders, the holders of a majority in voting power of all issued and outstanding stock entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business; provided, that where a separate vote by a class or series is required, the holders of a majority in voting power of all issued and outstanding stock of such class or series entitled to vote on such matter, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to such matter. If a quorum is not present or represented at any meeting of stockholders, then the Board of Directors, the Chief Executive Officer, the Chairman of the meeting or the holders of a majority in voting power of the stock entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time in accordance with Section 2.8, without notice other than announcement at the meeting, until a quorum is present or represented. If a quorum initially is present at any meeting of stockholders, the stockholders may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum, but if a quorum is not present at least initially, no business other than adjournment may be transacted.

Section 2.8 Adjourned Meeting. Any annual or special meeting of stockholders, whether or not a quorum is present, may be adjourned for any reason from time to time by either the Board of Directors, the Chief Executive Officer, the Chairman of the meeting or the holders of a majority in voting power of the stock entitled to vote thereat, present in person or represented by proxy. At any such adjourned meeting at which a quorum may be present, any business may be transacted that might have been transacted at the meeting as originally called.

Section 2.9 Voting.

(a) Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, each holder of common stock of the Corporation shall be entitled to one (1) vote for each share of such stock held of record by such holder on all matters submitted to a vote of stockholders of the Corporation. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, each holder of preferred stock of the Corporation shall be entitled to such number of votes, if any, for each share of such stock held of record by such holder as may be fixed in the Certificate of Incorporation or in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such stock.

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(b) At all meetings of stockholders for the election of directors, the candidates receiving the highest number of affirmative votes, up to the number of directors to be elected, shall be elected; votes against any candidate and votes withheld shall have no legal effect.

Section 2.10 Proxies. Every person entitled to vote for directors, or on any other matter, shall have the right to do so either in person or by one or more agents authorized by a written proxy, which may be in the form of a telegram, cablegram or other means of electronic transmission, signed by the person and filed with the Secretary of the Corporation, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the stockholder or the stockholder’s attorney-in-fact. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary of the Corporation. A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted, written notice of such death or incapacity is received by the Corporation.

Section 2.11 Notice of Stockholder Business and Nomination

(a) Annual Meeting.

(i) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors or (C) by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.11(a) is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 2.11(a).

(ii) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of the foregoing paragraph, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such business must be a proper subject for stockholder action under the DGCL. To be timely, a stockholder’s notice must be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the tenth (10th) day following the date on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

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Such stockholder’s notice shall set forth: (A) as to each person whom the stockholder proposes to nominate for election as a director (x) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act and Rule 14a-11 thereunder, or as such rules may be amended or superseded and (y) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (B) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, (2) the class and number of shares of capital stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner, (3) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination and (4) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination. The foregoing notice requirements of this Section 2.11(a) shall be deemed satisfied by a stockholder if the stockholder has notified the Corporation of his or her intention to present a proposal or nomination at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal or nomination has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

(b) Special Meeting. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (A) by or at the direction of the Board of Directors or (B) by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 2.11(b) is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting and upon such election and who complies with the notice procedures set forth in this Section 2.11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(ii) of this Section 2.11 shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(c) General.

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(i) Only such persons who are nominated in accordance with the procedures set forth in this Section 2.11 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.11. Except as otherwise provided by law, the Chairman of the meeting shall have the power and duty (a) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 2.11 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (a)(ii)(C)(4) of this Section 2.11) and (b) if any proposed nomination or business was not made or proposed in compliance with this Section 2.11, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted. Notwithstanding the foregoing provisions of this Section 2.11, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.11, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(ii) For purposes of this Section 2.11, a “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

(iii) Notwithstanding the foregoing provisions of this Section 2.11, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.11. Nothing in this Section 2.11 shall be deemed to affect any rights of stockholders to request inclusion of proposals or nominations in the Corporation’s proxy statement pursuant to applicable rules and regulations promulgated under the Exchange Act or any rights of the holders of any series of preferred stock to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

Section 2.12 Action by Written Consent Without a Meeting.

No action shall be taken by the shareholders of the Corporation other than at an annual or special meeting of the shareholders, upon due notice and in accordance with the other provisions of these Bylaws.

Section 2.13 Inspectors of Election.

(a) Before any meeting of stockholders, the Board of Directors shall appoint one or more inspectors of election to act at the meeting and may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at the meeting, the Chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability. Inspectors need not be stockholders. No director or nominee for the office of director shall be appointed an inspector.

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(b) Such inspectors shall

(i) ascertain the number of shares outstanding and the voting power of each;

(ii) determine the shares represented at the meeting and the validity of proxies and ballots;

(iii) count all votes and ballots and consents;
(iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and

(v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots.

Section 2.14 Meetings by Remote Communications. The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication in accordance with Section 211(a)(2) of the DGCL. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication (a) participate in a meeting of stockholders and (b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication, provided that (i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder; (ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and (iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

Section 2.15 Record Date for Determining Stockholders.

(a) For purposes of determining the stockholders entitled to notice of any meeting of stockholders or to vote thereat, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors does not so fix a record date, the record date for such determination shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of any meeting of stockholders or to vote thereat shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting, but the Board of Directors shall fix a new record date if the meeting is adjourned for more than thirty (30) days from the date set for the original meeting.

(b) For purposes of determining the stockholders entitled to give consent to corporate action in writing without a meeting, the Board of Directors may fix, in advance, a record date, which shall not be more than ten (10) days after the date upon which the resolution fixing such record date is adopted by the Board of Directors. If the Board of Directors does not so fix a record date, the record date for such determination, (i) when no prior action by the Board of Directors is required by the DGCL, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation and (ii) when prior action by the Board of Directors is required by the DGCL, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

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(c) For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall be not more than sixty (60) days prior to the time for such action. If the Board of Directors does not so fix a record date, the record date for such determination shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(d) Only stockholders of record at the close of business on a date determined in accordance with this Section 2.15 shall be entitled to notice and to vote, or to give consents, or to receive the dividend, distribution or allotment of rights, or to exercise the rights in respect of any change, conversion or exchange of stock, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date so determined, except as otherwise required by law, the Certificate of Incorporation or these Bylaws.

ARTICLE III
DIRECTORS

Section 3.1 Powers. Subject to the provisions of the DGCL and to any limitations in the Certificate of Incorporation or these Bylaws relating to action required to be approved by the stockholders, the business and affairs of the Corporation shall be managed and shall be exercised by or under the direction of the Board of Directors. In addition to the powers and authorities these Bylaws expressly confer upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, the Certificate of Incorporation or these Bylaws required to be exercised or done by the stockholders.

Section 3.2 Number. The number of directors of the Corporation shall not be less than five (5) nor more than nine (9). The exact number of directors is to be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Board of Directors. The exact number of directors shall be eight (8) until changed, within the limits specified above. With the exception of the first Board of Directors, which shall be elected by the incorporator, and except as provided in Section 3.3, directors shall be elected at the stockholders’ annual meeting in each year. Each director shall hold office until the next annual meeting and until such director’s successor is elected and qualified or until such director’s earlier death, disqualification, resignation or removal. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

Section 3.3 Vacancies.

(a) Unless otherwise provided in the Certificate of Incorporation or these Bylaws, vacancies may be filled by a majority of the remaining directors, even if less than a quorum, or by a sole remaining director. Each director so elected shall hold office until the next annual meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier death, disqualification, resignation or removal.

(b) The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors.

Section 3.4 Resignations and Removal.

(a) Any director may resign at any time by delivering his or her written resignation to the Corporation. Such resignation shall take effect at the time specified in such notice or, if the time be not specified, upon receipt thereof by the Corporation. Unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.

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(b) Unless otherwise restricted by law, the Certificate of Incorporation or these Bylaws, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority in voting power of all issued and outstanding stock entitled to vote at an election of directors.

Section 3.5 Regular Meetings. Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates and at such time or times, as shall have been established by the Board of Directors and publicized among all directors; provided that no fewer than one regular meeting per year shall be held. A notice of each regular meeting shall not be required.

Section 3.6 Special Meetings. Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board of Directors, the Chief Executive Officer, the President, any Vice President, the Secretary or any two directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place and time of such meetings. Notice of each such meeting shall be given to each director, if by mail, addressed to such director at his or her residence or usual place of business, at least four (4) days before the day on which such meeting is to be held, or shall be sent to such director at such place by telecopy, telegraph, electronic transmission or other form of recorded communication, or be delivered personally or by telephone, in each case at least forty-eight (48) hours prior to the time set for such meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. Notice of any meeting need not be given to a director who shall, either before or after the meeting, submit a waiver of such notice or who shall attend such meeting without protesting, prior to or at its commencement, the lack of notice to such director. A notice of special meeting need not state the purpose of such meeting, and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 3.7 Participation in Meetings by Conference Telephone. Members of the Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

Section 3.8 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, a majority of the authorized number of directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the vote of a majority of the directors present at a duly held meeting at which a quorum is present shall be regarded as the act of the Board of Directors. The Chairman of the meeting or a majority of the directors present may adjourn the meeting to another time and place whether or not a quorum is present. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called. If a quorum initially is present at any meeting of directors, the directors may continue to transact business, notwithstanding the withdrawal of enough directors to leave less than a quorum, upon resolution of at least a majority of the required quorum for that meeting prior to the loss of such quorum.

Section 3.9 Action by Written Consent Without A Meeting. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, provided that all members of the Board of Directors consent in writing or by electronic transmission to such action, and the writing or writings or electronic transmission or transmissions are filed with the minutes or proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form. Such action by written consent shall have the same force and effect as a unanimous vote of the Board of Directors.

Section 3.10 Rules and Regulations. The Board of Directors shall adopt such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation or these Bylaws for the conduct of its meetings and management of the affairs of the Corporation as the Board of Directors shall deem proper.

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Section 3.11 Fees and Compensation of Directors. Directors and members of committees may receive such compensation, if any, for their services and such reimbursement of expenses as may be fixed or determined by resolution of the Board of Directors. This Section 3.11 shall not be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise and receiving compensation for those services.

Section 3.12 Emergency Bylaws. In the event of any emergency, disaster or catastrophe, as referred to in Section 110 of the DGCL, or other similar emergency condition, as a result of which a quorum of the Board of Directors or a standing committee of the Board of Directors cannot readily be convened for action, then the director or directors in attendance at the meeting shall constitute a quorum. Such director or directors in attendance may further take action to appoint one or more of themselves or other directors to membership on any standing or temporary committees of the Board of Directors as they shall deem necessary and appropriate.

ARTICLE IV
COMMITTEES

Section 4.1 Committees of the Board of Directors. The Board of Directors may from time to time designate committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, disqualification, resignation, removal or increase in the number of members of the committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

Section 4.2 Meetings and Action of Committees. Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these Bylaws, Section 3.5 (regular meetings), Section 3.6 (special meetings), Section 3.7 (participation in meetings by conference telephone), Section 3.8 (quorum), and Section 3.9 (action by written consent without a meeting), with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the Board of Directors, and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. Any committee or the Board of Directors may adopt such rules and regulations not inconsistent with the provisions of law, the Certificate of Incorporation or these Bylaws for the government of such committee as such committee or the Board of Directors may deem proper.

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ARTICLE V
OFFICERS

Section 5.1 Officers. The officers of the Corporation shall consist of a Chairman of the Board of Directors, a Chief Executive Officer, a Chief Financial Officer, a President, one or more Vice Presidents, a Secretary, and such other officers as the Board of Directors may from time to time determine, each of whom shall be elected by the Board of Directors, each to have such authority, functions or duties as set forth in these Bylaws or as determined by the Board of Directors. Each officer shall be chosen by the Board of Directors and shall hold office for such term as may be prescribed by the Board of Directors and until such person’s successor shall have been duly chosen and qualified, or until such person’s earlier death, disqualification, resignation or removal. Any number of such offices may be held by the same person.

Section 5.2 Compensation. The salaries of the officers of the Corporation and the manner and time of the payment of such salaries shall be fixed and determined by the Board of Directors and may be altered by the Board of Directors from time to time as it deems appropriate, subject to the rights, if any, of such officers under any contract of employment.

Section 5.3 Removal, Resignation and Vacancies. Any officer of the Corporation may be removed, with or without cause, by the Board of Directors, without prejudice to the rights, if any, of such officer under any contract to which it is a party. Any officer may resign at any time by delivering his or her written resignation to the Corporation, without prejudice to the rights, if any, of the Corporation under any contract to which such officer is a party. Such resignation shall take effect at the time specified in such notice or, if the time be not specified, upon receipt thereof by the Corporation, as the case may be. Unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective. If any vacancy occurs in any office of the Corporation, the Board of Directors may elect a successor to fill such vacancy for the remainder of the unexpired term and until a successor shall have been duly chosen and qualified.

Section 5.4 Chairman of the Board of Directors. The Chairman of the Board of Directors shall be responsible conduct of meetings of the Board of Directors and have such other duties as assigned by the Board of Directors.

Section 5.5 Chief Executive Officer. The Chief Executive Officer shall have general supervision and direction of the business and affairs of the Corporation, shall be responsible for corporate policy and strategy, and shall report directly to the Chairman of the Board of Directors. Unless otherwise provided in these Bylaws, all other officers of the Corporation shall report directly to the Chief Executive Officer or as otherwise determined by the Chief Executive Officer. The Chief Executive Officer shall, if present and in the absence of the Chairman of the Board of Directors, preside at meetings of the stockholders and of the Board of Directors.

Section 5.6 Chief Financial Officer. The Chief Financial Officer shall exercise all the powers and perform the duties of the office of the chief financial officer and in general have overall supervision of the financial operations of the Corporation. The Chief Financial Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

Section 5.7 President. The President shall be the chief operating officer of the Corporation, with general responsibility for the management and control of the operations of the Corporation. The President shall have the power to affix the signature of the Corporation to all contracts that have been authorized by the Board of Directors or the Chief Executive Officer. The President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

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Section 5.8 Vice Presidents. Each Vice President shall have such powers and duties as shall be prescribed by his or her superior officer or the Chief Executive Officer. In the absence or disability of the President, the Vice Presidents, in order of their rank as fixed by the Board of Directors or, if not ranked, a Vice President designated by the Board of Directors, shall perform all the duties of the President and when so acting shall have all the powers of, and be subject to all the restrictions upon, the President. A Vice President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

Section 5.9 Treasurer. The Treasurer shall supervise and be responsible for all the funds and securities of the Corporation, the deposit of all moneys and other valuables to the credit of the Corporation in depositories of the Corporation, borrowings and compliance with the provisions of all indentures, agreements and instruments governing such borrowings to which the Corporation is a party, the disbursement of funds of the Corporation and the investment of its funds, and in general shall perform all of the duties incident to the office of the Treasurer. The Treasurer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

Section 5.10 Secretary. The powers and duties of the Secretary are: (i) to act as Secretary at all meetings of the Board of Directors, of the committees of the Board of Directors and of the stockholders and to record the proceedings of such meetings in a book or books to be kept for that purpose; (ii) to see that all notices required to be given by the Corporation are duly given and served; (iii) to act as custodian of the seal of the Corporation and affix the seal or cause it to be affixed to all certificates of stock of the Corporation and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these Bylaws; (iv) to have charge of the books, records and papers of the Corporation and see that the reports, statements and other documents required by law to be kept and filed are properly kept and filed; and (v) to perform all of the duties incident to the office of Secretary. The Secretary shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as such officer may agree with the Chief Executive Officer or as the Board of Directors may from time to time determine.

Section 5.11 Additional Matters. The Chief Executive Officer and the Chief Financial Officer of the Corporation shall have the authority to designate employees of the Corporation to have the title of Vice President, Assistant Vice President, Assistant Treasurer or Assistant Secretary. Any employee so designated shall have the powers and duties determined by the officer making such designation. The persons upon whom such titles are conferred shall not be deemed officers of the Corporation unless elected by the Board of Directors.

Section 5.12 Checks; Drafts; Evidences of Indebtedness. From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes, bonds, debentures or other evidences of indebtedness that are issued in the name of or payable by the Corporation, and only the persons so authorized shall sign or endorse such instruments.

Section 5.13 Corporate Contracts and Instruments; How Executed. Except as otherwise provided in these Bylaws, the Board of Directors may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation. Such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

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Section 5.14 Action with Respect to Securities of Other Corporations. The Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Secretary or Assistant Secretary or any other person authorized by the Board of Directors or the Chief Executive Officer, or the President, or a Vice President is authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation. The authority herein granted may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by the person having such authority.

ARTICLE VI
INDEMNIFICATION

Section 6.1 Indemnification of Directors and Officers. The Corporation shall, to the maximum extent and in the manner permitted by the DGCL, indemnify each of its directors and officers against expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the Corporation. For purposes of this Section 6.1, a “director” or “officer” of the Corporation includes any person (a) who is or was a director or officer of the Corporation, (b) who is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was a director or officer of a Corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

Section 6.2 Indemnification of Others. The Corporation shall have the power, to the maximum extent and in the manner permitted by the DGCL, to indemnify each of its employees and agents (other than directors and officers) against expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the Corporation. For purposes of this Section 6.2, an “employee” or “agent” of the Corporation (other than a director or officer) includes any person (a) who is or was an employee or agent of the Corporation, (b) who is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or (c) who was an employee or agent of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

Section 6.3 Non-Exclusivity of Rights. The Corporation may enter into indemnification agreements with its directors and officers that provide for indemnification by the Corporation. The rights to indemnification and to the advancement of expenses conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any law, agreement, vote of stockholders or directors, provisions of the Certificate of Incorporation or these Bylaws or otherwise.

Section 6.4 Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another Corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL

Section 6.5 Effect of Amendment. Any amendment, repeal or modification of any provision of this Article VI that adversely affects any right of an indemnitee or his or her successors shall be prospective only, and shall not adversely affect any right or protection conferred on a person pursuant to this Article VI and existing at the time of such amendment, repeal or modification.

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ARTICLE VII
CAPITAL STOCK

Section 7.1 Stock Certificates. There shall be issued to each holder of fully paid shares of the capital stock of the Corporation a certificate or certificates for such shares; provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Notwithstanding the adoption of such a resolution by the Board of Directors, pursuant to the DGCL, every holder of shares of the Corporation shall be entitled to have a certificate signed by, or in the name of, the Corporation by the Chairman or Vice Chairman of the Board of Directors or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, representing the number of shares registered in certificate form. Any or all such signatures may be facsimiles. Any uncertificated shares with conformed signatures shall have the same persons named as are identified above with respect to certificated shares. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 7.2 Special Designation on Certificates. If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

Section 7.3 Transfers of Stock. Transfers of shares of stock of the Corporation shall be made only on the books of the Corporation upon authorization by the registered holder thereof or by such holder’s attorney thereunto authorized by a power of attorney duly executed and filed with the Secretary or a transfer agent for such stock, and if such shares are represented by a certificate, upon surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of any taxes thereon; provided, however, that the Corporation shall be entitled to recognize and enforce any lawful restriction on transfer.

Section 7.4 Lost Certificates. The Corporation may issue a new share certificate or new certificate for any other security in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate or the owner’s legal representative to give the Corporation a bond (or other adequate security) sufficient to indemnify it against any claim that may be made against it (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate. The Board of Directors may adopt such other provisions and restrictions with reference to lost certificates, not inconsistent with applicable law, as it shall in its discretion deem appropriate.

Section 7.5 Addresses of Stockholders. Each stockholder shall designate to the Secretary an address at which notices of meetings and all other corporate notices may be served or mailed to such stockholder and, if any stockholder shall fail to so designate such an address, corporate notices may be served upon such stockholder by mail directed to the mailing address, if any, as the same appears in the stock ledger of the Corporation or at the last known mailing address of such stockholder.

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Section 7.6 Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

Section 7.7 Regulations. The Board of Directors may make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of shares of stock of the Corporation.

ARTICLE VIII
GENERAL MATTERS

Section 8.1 Fiscal Year. The fiscal year of the Corporation shall begin on the first day of January of each year and end on the last day of December of the same year.

Section 8.2 Facsimile Signatures. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

Section 8.3 Corporate Seal. The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

Section 8.4 Maintenance and Inspection of Records. The Corporation shall, either at its principal executive offices or at such place or places as designated by the Board of Directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books and other records.

Section 8.5 Reliance Upon Books, Reports and Records. Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 8.6 Time Periods. In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

Section 8.7 Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

Section 8.8 Subject to Law and Certificate of Incorporation. All powers, duties and responsibilities provided for in these Bylaws, whether or not explicitly so qualified, are qualified by the Certificate of Incorporation and applicable law.

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ARTICLE IX
AMENDMENTS

Except as otherwise provided in these Bylaws, these Bylaws may be amended or repealed or new Bylaws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote generally in the election of directors; provided, however, that the Corporation may, in its Certificate of Incorporation, confer the power to adopt, amend or repeal Bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal Bylaws.

The foregoing Bylaws were adopted by the Board of Directors on ______________,  2006.

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EXHIBIT C
AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER dated __________, 2006 (the “Agreement”) is entered into by and between Viking Systems, Inc., a Delaware corporation (“Viking-Delaware”), and Viking Systems, Inc., a Nevada corporation (“Viking-Nevada”). Viking-Delaware and Viking-Nevada are sometimes referred to herein as the “Constituent Corporations.”

RECITALS

A. Viking-Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of Two Hundred twenty Five Million (225,000,000) shares, $0.001 par value, of which Two Hundred Million (200,000,000) shares are designated “Common Stock,” and Twenty Five Million (25,000,000) shares are designated “Preferred Stock.” All of the outstanding shares of Common stock of Viking-Delaware are held by Viking-Nevada. The shares of Preferred Stock of Viking-Delaware are unissued. A total of Eight Thousand (8,000) shares of Preferred Stock of Viking-Nevada are designated “Series B Participating Preferred Stock” (the “Delaware Series B Stock”).

B. Viking-Nevada is a corporation duly organized and existing under the laws of the State of Nevada and has an authorized capital of One Hundred Seventy Five Million (175,000,000) shares, $0.001 par value, of which One Hundred Fifty Million (150,000,000) shares are designated “Common Stock,” and Twenty Five Million (25,000,000) shares are designated “Preferred Stock.” A total of Eight Thousand (8,000) shares of Preferred Stock of Viking-Nevada are issued and are designated “Series B Participating Preferred Stock” (the “Nevada Series B Stock”).

C. The Board of Directors of Viking-Nevada has determined that, for the purpose of effecting the reincorporation of Viking-Nevada in the State of Delaware, it is advisable and in the best interests of Viking-Nevada and its shareholders that Viking-Nevada merge with and into Viking-Delaware upon the terms and conditions herein provided.

D. The Board of Directors of Viking-Nevada has adopted resolutions approving this Merger Agreement and the transactions contemplated hereby. A the holder of a majority of the issued and outstanding shares of Viking-Nevada common stock has approved this Merger Agreement by written consent and the transactions contemplated hereby.

E. The Board of Directors of Viking-Delaware has adopted resolutions approving this Merger Agreement and the transactions contemplated hereby. Viking-Nevada, the sole shareholder of Viking-Delaware has approved this Merger Agreement and the transactions contemplated hereby.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Viking-Delaware and Viking-Nevada hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

AGREEMENT

1. Merger

1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law (the “DGCL”) and the Nevada General Corporation Law (the “NGCL”), Viking-Nevada shall be merged with and into Viking-Delaware (the “Merger”); the separate existence of Viking-Nevada shall cease and Viking-Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware; Viking-Delaware shall be, and is herein sometimes referred to as, the “Surviving Corporation;” and the name of the Surviving Corporation shall be Viking, Inc.

1.2. Filing and Effectiveness. The Merger shall become effective when the following actions have been completed:

(a) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware; and (b) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the NCGL shall have been filed with the Secretary of State of the State of Nevada.

The date and time when the Merger shall become effective is herein referred to as the “Effective Date.”

1.3 Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of Viking-Nevada shall cease and Viking-Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Viking-Nevada’s Boards of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Viking-Nevada in the manner as more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of its debts, liabilities and obligations as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Viking-Nevada in the same manner as if Viking-Delaware had itself incurred them, all as more fully provided under the applicable provisions of the DGCL and the NCGL.

2. Charter Documents, Directors And Officers

2.1 Certificate of Incorporation. The Certificate of Incorporation of Viking-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.2 Bylaws. The Bylaws of Viking-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3 Directors and Officers. The directors and officers of Viking-Nevada immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their respective successors shall have been duly elected and qualified or until such date as is otherwise provided by law, or by the Certificate of Incorporation and Bylaws of the Surviving Corporation.

3. Manner Of Conversion Of Stock

3.1 Viking-Nevada Common Stock. Upon the Effective Date of the Merger, each share of Viking-Nevada Common Stock, $0.001 par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be changed and converted into and exchanged for one fully paid and nonassessable share of Common Stock, $0.001 par value, of the Surviving Corporation.

3.2 Viking-Nevada Series B Preferred Stock. Upon the Effective Date of the Merger, each share of Viking-Nevada Series B Preferred Stock, $0.001 par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be changed and converted into and exchanged for one fully paid and nonassessable share of Series B Preferred Stock, $0.001 par value, of the Surviving Corporation.

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3.3 Viking-Nevada Options, Convertible Securities and Common Stock Purchase Rights. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the equity incentive plans and the options granted pursuant thereto (including without limitation, the 2004 Viking Stock Incentive Plan, as amended and the 2004 Directors Stock Option Plan, as amended); and all other employee benefit plans of Viking-Nevada. Each outstanding and unexercised option or other right to purchase, or security convertible into, Viking-Nevada Common Stock including, without limitation, the warrants to purchase Viking Nevada Common Stock, and any convertible notes, shall become an option or right to purchase or a security convertible into the Surviving Corporation’s Common Stock on the basis of one share of the Surviving Corporation’s Common Stock for each share of Viking-Nevada Common Stock issuable pursuant to any such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Viking-Nevada option, stock purchase right or convertible security at the Effective Date of the Merger. A number of shares of the Surviving Corporation’s Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights or convertible securities equal to the number of shares of Viking-Nevada Common Stock so reserved immediately prior to the Effective Date of the Merger.

3.4 Viking-Delaware Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, $0.001 par value, of Viking-Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Viking-Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

3.5 Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Viking-Nevada Common Stock or Nevada Series B Preferred Stock may, at such stockholder’s option, surrender the same for cancellation to the transfer agent for Viking-Delaware, as exchange agent (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation’s Common Stock or Series B Preferred Stock into which such holders’ shares of Viking-Nevada Common Stock were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Viking-Nevada Common Stock or Series B Preferred Stock shall be deemed for all purposes to represent the number of whole shares of the Surviving Corporation’s Common Stock and Series B Preferred Stock Rights into which such shares of Viking-Nevada were converted in the Merger.

The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock or Series B Preferred Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

If any certificate for shares of Viking-Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to Viking-Delaware or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Viking-Delaware that such tax has been paid or is not payable.

4. General

4.1 Covenants of Viking-Delaware. Viking-Delaware covenants and agrees that it will, on or before the Effective Date of the Merger, take such other actions as may be required by the Nevada General Corporation Law.

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4.2 Further Assurances. From time to time, as and when required by Viking-Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Viking-Nevada such deeds and other instruments, and there shall be taken or caused to be taken by Viking-Delaware and Viking-Nevada such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Viking-Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Viking-Nevada and otherwise to carry out the purposes of this Agreement, and the officers and directors of Viking-Delaware are fully authorized in the name and on behalf of Viking-Nevada or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4.3 Abandonment. At any time before the filing of this Agreement with the Secretary of State of the State of Delaware, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Viking-Nevada or Viking-Delaware, or both, notwithstanding the approval of this Agreement by the shareholders of Viking-Nevada or by the sole stockholder of Viking-Delaware, or by both.

4.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Nevada and Delaware, provided that an amendment made subsequent to the adoption of this Agreement by the shareholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class of shares or series thereof of such Constituent Corporation.

4.5 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the Nevada General Corporation Law.

4.6 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement, having first been approved by resolutions of the Boards of Directors of Viking-Delaware and Viking-Nevada, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

VIKING SYSTEMS, INC., a Delaware corporation
By:	/s/ Donald E. Tucker
Donald E. Tucker Chief Executive Officer

VIKING SYSTEMS, INC., a Nevada corporation

By:	/s/ Donald E. Tucker
Donald E. Tucker Chief Executive Officer

EXHIBIT D
RIGHTS OF DISSENTING OWNERS

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305“Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310“Corporate action” defined. “Corporate action” means the action of a domestic corporation.

NRS 92A.315“Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320“Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS 92A.325“Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330“Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

NRS 92A.335“Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1.  Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a)  Consummation of a plan of merger to which the domestic corporation is a constituent entity: (1)If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b)  Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.

(c)  Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

2.  A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1.  There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

(a)  The articles of incorporation of the corporation issuing the shares provide otherwise; or

(b)  The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

(1)  Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:

(I)  The surviving or acquiring entity; or (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or

(2)  A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

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2.  There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1.  A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2.  A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if: (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote. (Added to NRS by 1995, 2089)

NRS 92A.410 Notification of stockholders regarding right of dissent.

1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2.  If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

NRS 92A.420 Prerequisites to demand for payment for shares.

1.  If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights: (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and (b)  Must not vote his shares in favor of the proposed action.

2.  A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1.  If a proposed corporate action creating dissenters’ rights is authorized at a stockholders’ meeting, the subject corporation shall deliver a written dissenter’s notice to all stockholders who satisfied the requirements to assert those rights.

2.  The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a)  State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

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(b)  Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c)  Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d)  Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

(e)  Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

1.  A stockholder to whom a dissenter’s notice is sent must: (a)Demand payment; (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and (c) Deposit his certificates, if any, in accordance with the terms of the notice.

2.  The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

3.  The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

1.  The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2.  The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

NRS 92A.460 Payment for shares: General requirements.

1.  Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court: (a) Of the county where the corporation’s registered office is located; or (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

2.  The payment must be accompanied by:

(a)  The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;

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(b)  A statement of the subject corporation’s estimate of the fair value of the shares;

(c)  An explanation of how the interest was calculated;

(d)  A statement of the dissenter’s rights to demand payment under NRS 92A.480; and

(e)  A copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter’s notice.

1.  A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2.  To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.

NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1.  A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2.  A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1.  If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2.  A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3.  The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

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4.  The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5.  Each dissenter who is made a party to the proceeding is entitled to a judgment: (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

1.  The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2.  The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable: (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or (b)  Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3.  If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4.  In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5.  This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

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